              As filed with the Securities and Exchange Commission.

                                                '33 Act Registration No. 2-28596
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-3

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933


                       Post-Effective Amendment No. 39    [x]


                             SEPARATE ACCOUNT NO. 1
                           (Exact Name of Registrant)

                        NATIONWIDE LIFE INSURANCE COMPANY
                           (Name of Insurance Company)


                   ONE NATIONWIDE PLAZA, COLUMBUS, OHIO 43215
     (Address of Insurance Company's Principal Executive Offices) (Zip Code)


    Insurance Company's Telephone Number, including Area Code: (614) 249-7111

     DENNIS W. CLICK, SECRETARY, ONE NATIONWIDE PLAZA, COLUMBUS, OHIO 43216
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering Continuously on and after May 1, 1999.


It is proposed that this filing will become effective (check appropriate box):

[  ]   immediately upon filing pursuant to paragraph (b) of Rule 485


[X ]   on May 1, 1999 pursuant to paragraph (b) of Rule 485


[  ]   60 days after filing pursuant to paragraph (a) of Rule 485

[  ]   on (date) pursuant to paragraph (a) of Rule 485

[  ]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Group Common Stock Variable Annuity Contracts.

================================================================================

                                    1 of 78

                             SEPARATE ACCOUNT NO. 1
                               REFERENCE TO ITEMS
                              REQUIRED BY FORM N-3

Part A INFORMATION REQUIRED IN A PROSPECTUS
         Item 1.           Cover Page............................................................................. 3
         Item 2.           Definitions............................................................................ 4
         Item 3.           Synopsis .............................................................................. 5
         Item 4.           Condensed Financial Information........................................................ 6
         Item 5.           General Description of Registrant...................................................... 9
         Item 6.           Management.............................................................................10
         Item 7.           Deductions and Expenses................................................................10
         Item 8.           General Description of Variable Annuity Contracts...................................... 9
         Item 9.           Annuity Period.........................................................................18
         Item 10.          Death Benefit.........................................................................N/A
         Item 11.          Purchases and Contract Value...........................................................18
         Item 12.          Redemptions............................................................................12
         Item 13.          Taxes..................................................................................21
         Item 14.          Legal Proceedings......................................................................22
         Item 15.          Table of Contents of the Statement of Additional Information...........................24

Part B INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
         Item 16.          Cover Page.............................................................................25
         Item 17.          Table of Contents......................................................................25
         Item 18.          General Information and History........................................................25
         Item 19.          Investment Objectives and Policies.....................................................25
         Item 20.          Management.............................................................................25
         Item 21.          Investment Advisory and Other Services.................................................26
         Item 22.          Brokerage Allocation...................................................................26
         Item 23.          Purchase and Pricing of Securities Being Offered.......................................26
         Item 24.          Underwriters...........................................................................27
         Item 25.          Calculation of Yield Quotations of Money Market Sub-Accounts...........................27
         Item 26.          Annuity Payments.......................................................................27
         Item 27.          Financial Statements...................................................................28

Part C OTHER INFORMATION
         Item 28.          Financial Statements and Exhibits......................................................59
         Item 29.          Directors and Officers of the Insurance Company........................................60
         Item 30.          Persons Controlled by or Under Common Control with the
                           Insurance Company or Registrant........................................................62
         Item 31.          Number of Contract Owners..............................................................71
         Item 32.          Indemnification........................................................................71
         Item 33.          Business and Other Connections of Investment Adviser...................................71
         Item 34.          Principal Underwriters.................................................................71
         Item 35.          Location of Accounts and Records.......................................................71
         Item 36.          Management Services....................................................................71
         Item 37.          Undertakings...........................................................................71


                                     2 of 78

                        NATIONWIDE LIFE INSURANCE COMPANY

                  Group Common Stock Variable Annuity Contracts

  Issued by Nationwide Life Insurance Company through its Separate Account - 1


                  The date of this prospectus is May 1, 1999.

--------------------------------------------------------------------------------



The Group Common Stock Variable Annuity Contracts (the "Contracts") described in this prospectus are sold to corporations and unincorporated businesses for use with pension, profit sharing, and other retirement plans (collectively referred to as the "Qualified Plan" or "Plan"). The Plan must qualify for special federal tax treatment under sections 401 or 403(a) of the Internal Revenue Code (see "Federal Income Tax Status").


The Contracts permit the Contract Owner to accumulate Plan contributions on a variable basis. Plan contributions will be credited to the Participant Accounts in the form of Accumulation Units, the value of which will vary to reflect the results of Separate Account No. 1 (the "Separate Account"). The assets of the Separate Account will be held for the sole benefit of the holders of, and persons entitled to benefits under, Contracts issued pursuant to this prospectus. The investments of the Separate Account are intended to be composed primarily of common stocks. The value of the interests of Participants under the Contracts and the dollar amount of the Variable Annuity payments thereunder will, therefore, vary with the dividends and interest and fluctuations in the market value of the securities held in the Separate Account, and will be subject to the same risks as are inherent in the ownership of common stocks. The composition of the investments held will be determined from the long-term view of an investor concerned with the preservation of his or her capital and with the growth of his or her capital in relation to the growth of the economy and the changing value of the dollar (see "Investment Objectives and Policies" in this prospectus and in the Statement of Additional Information).


Nationwide Life Insurance Company ("Nationwide") may sell Fixed Dollar Annuity Contracts (the "Companion Fixed Contracts") and other variable annuity contracts to the same Contract Owner if the Plan permits investment flexibility to the Contract Owner or Participants.

This prospectus provides basic information one should know about the Contracts before investing. This prospectus should be read and kept for future reference. A Statement of Additional Information dated May 1, 1999, containing additional information about the Contracts, Nationwide, and the Separate Account has been filed with the Securities and Exchange Commission ("SEC"). A copy can be obtained without charge from Nationwide by calling (614) 249-5346, or by writing P.O. Box 16738, One Nationwide Plaza, Columbus, Ohio 43216.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION AND OTHER MATERIAL INCORPORATED BY REFERENCE CAN BE FOUND ON THE SEC WEBSITE AT:


                                   WWW.SEC.GOV

THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1999, IS INCORPORATED HEREIN BY REFERENCE. THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION APPEARS ON PAGE 22 OF THIS PROSPECTUS.

THE DATE OF THIS PROSPECTUS IS MAY 1, 1999.


                                       1
                                    3 of 78

GLOSSARY OF SPECIAL TERMS



ACCUMULATION UNIT- A statistical index measuring the net investment results of the Separate account. It is the unit of measurement used to determine the value of a Contract and each Participant's account.


ANNUITANT- The person actually receiving annuity payments and upon whose continuation of life any annuity payment involving life contingencies depends.


ANNUITY UNIT- An accounting unit of measure used to calculate the value of Variable annuity payments.


BENEFICIARY- The person named by the Contractholder to receive certain benefits under the Contract upon the death of the Participant. The Beneficiary can be changed by the Contractholder as set forth in the Contract.

CONTRACT ANNIVERSARY- The anniversary of the Date of Issue of the Contract.

CONTRIBUTIONS- Amounts paid to Nationwide pursuant to the Contract in order to provide retirement income benefits.


DISTRIBUTION- Any payment made by Nationwide of part or all of the Participant account value under the Contract.


PARTICIPANT- An eligible employee who is entitled to benefits under the Plan. Such persons are determined and reported to Nationwide by the Contract Owner.

PARTICIPANT ACCOUNT- An account established by Nationwide for each Participant in which all financial transactions occurring with respect to a Participant under the Contract, other than the purchase and payment of an annuity, are recorded.


QUALIFIED PLAN OR PLANS- Retirement plans which receive favorable tax treatment under Section 401 or Section 403(a) of the Internal Revenue Code.


RETIRED PARTICIPANT- A Participant who is receiving retirement income in the form of an annuity.

SEPARATE ACCOUNT- Separate Account No. 1, a separate investment account of Nationwide into which contributions are allocated.


VALUATION PERIOD- Each day the New York Stock Exchange is open for business.

VARIABLE ANNUITY- An annuity providing for payments which vary in amount with the investment experience of the Separate account.


                                       2
                                    4 of 78

SUMMARY OF CONTRACT EXPENSES

PARTICIPANT TRANSACTION EXPENSES
Maximum Contingent Deferred Sales Charge (as a
percentage of contributions).......................6.5%

Surrender Fees (as a percentage
of surrender value)................................7.0%

Exchange Fee.....................................$15.00

Participant Account Charge.......................$15.00

Annual Expenses..................................1.30%
(as a percentage of average account value)
(Contract Maintenance Charge)
Total Annual Expenses............................1.30%


The following chart depicts the dollar amount of expenses that would be incurred under this Contract assuming a $1,000 initial Contribution and 5% annual return. These dollar figures are illustrative only and should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown below.


                    EXAMPLE                           1 YEAR            3 YEARS           5 YEARS         10 YEARS
If you cancel your Participant Account at the           79                108               139              163
end of the applicable time period.

If you do not cancel your Participant Account           14                 43                74              163

If you annuitize at the end of the applicable           86                121               158              263
time period.


This Example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

The purpose of the preceding table is to assist the Participant in understanding the various costs and expenses that a Participant will bear directly or indirectly when investing in the Contract. A contingent deferred sales charge of not more than 6.5% is imposed only on contributions made within 96 months of the date of withdrawal. No contingent deferred sales charge is imposed if part or all of a Participant's account is used for purchase of an annuity, redemption upon death, or transfer to a companion fixed contract. A Participant account charge of not more than $15 is deducted from each Participant's account on each Contract anniversary and upon cancellation of all or part of a Participant's account unless the cancellation is for the purpose of purchasing an annuity or making a redemption upon death. The surrender charge is a one-time charge deducted from the Participant's account upon the purchase of an annuity. In addition to the expenses shown above, premium taxes may also be charged, depending upon where the Contract is sold. For a more detailed explanation of these expenses, see "Charges And Other Deductions."

                                    5 of 78

                         CONDENSED FINANCIAL INFORMATION
                INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

                                        FROM             FROM             FROM
                                    JAN. 1, 1989     JAN. 1, 1990     JAN. 1, 1991
                                         TO               TO               TO
                                    DEC. 31, 1989    DEC. 31, 1990    DEC 31, 1991
 Unit value at beginning of
 period                               9.1559374       12.2942826       12.2965444

 NET INCOME
   Investment Income                  .4314503         .6862452         .4278250

   Change to Separate Account
    for expenses, taxes and              -0-              -0-              -0-
    additions to surplus

   Net Income                         .4314503         .6862452         .4278250

 CAPITAL CHANGES
   Net realized capital gains         1.0246383        .2962199         1.1910187
    (losses)

   Net unrealized capital gains
    (losses)                          1.6822566       (.9802034)        2.3220008

   Unit Value at end of period       12.2942826       12.2965444       16.2373889


   Number of Accumulation
    Units outstanding at end of     1,526,288.77     1,436,543.92     1,251,874.00
    period

   Increase (decrease) in Unit
    Value during period                34.27%            .02%            32.05%

 RATIOS
   Expenses to average net              .246%            .334%            .225%
    assets

   Net investment income to             5.15%            3.24%            2.95%
    average net assets

   Portfolio turnover rate              20.4%            8.5%             19.4%


Due to changes in the Contracts described in this prospectus, the historical data supplied above should not be relied upon for future trends and results.

* The product of the ending unit values and the number of Accumulation units will not balance to the total market value of the assets in the Separate account. The difference is accounted for by the fact that a portion of the annuity reserve, and hence the net assets, of the Separate account relate to Contracts not described in this prospectus.

                            (CONTINUED ON NEXT PAGE)

                                    6 of 78

                         CONDENSED FINANCIAL INFORMATION
          INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT* (CONTINUED)

                                         FROM                 FROM                                       FROM
                                     JAN. 1, 1992         JAN. 1, 1993             FROM              JAN. 1, 1995
                                          TO                   TO              JAN. 1, 1994               TO
                                     DEC. 31, 1992       DEC. 31, 1993              TO              DEC. 31, 1995
                                                                              DEC. 31, 1994
     Unit value at beginning of
     period                           16.2373889           16.7112913           17.8516259            18.0013570

     NET INCOME
       Investment Income               .4656912             .4731035             .5052127              .5172590

       Change to Separate
     Account                              -0-                 -0-                  -0-                   -0-
        for expenses, taxes and
        additions to surplus

       Net Income                      .4656912             .4731035
                                                                                 .5052127              .5172590
     CAPITAL CHANGES
       Net realized capital            .4577232             .4264519             .0146140             1.5462550
     gains
        (losses)

       Net unrealized capital
     gains                            (.4495120)            .2407792            (.3700956)            3.2184629
        (losses)

       Unit Value at end of           16.7112913           17.8516259
     period                                                                     18.0013570            23.2833339

       Number of Accumulation
        Units outstanding at         1,241,981.00         1,313,747.00          1,282,594             1,105,710
     end of
        period

       Increase (decrease) in
     Unit                                2.92%               6.82%                 .84%                 29.34%
        Value during period

     RATIOS
       Expenses to average net           .251%               .815%                .568%                 .627%
        assets

       Net investment income to
        average net assets               2.60%               2.74%                2.83%                 2.49%

       Portfolio turnover rate            6.1%                 2.3%                 2.1%                  4.9%

Due to changes in the Contracts described in this prospectus, the historical data supplied above should not be relied upon for future trends and results.

* The product of the ending unit values and the number of Accumulation units will not balance to the total market value of the assets in the Separate account. The difference is accounted for by the fact that a portion of the annuity reserve, and hence the net assets, of the Separate account relate to Contracts not described in this prospectus.

                            (CONTINUED ON NEXT PAGE)

                                    7 of 78

                         CONDENSED FINANCIAL INFORMATION
          INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT* (CONTINUED)


                                         FROM                 FROM                 FROM                 FROM
                                     JAN. 1, 1996         JAN. 1, 1997         JAN. 1, 1998          JAN. 1, 1998
                                          TO                   TO                   TO                    TO
                                     DEC. 31, 1996       DEC. 31, 1997        DEC. 31, 1998         DEC. 31, 1998
                                                                             (ANNUAL EXPENSE       (ANNUAL EXPENSE
                                                                             CHARGES WAIVED)      CHARGES ASSESSED)

     Unit value at beginning of       23.2833339           29.7602948           38.3244271            38.3244271
       period

     NET INCOME                        .5542850             .5787980             .5855306              .5817488
       Investment Income

       Change to Separate                 -0-                 -0-                  -0-                (.5394023)
       Account for expenses, taxes
       and additions to surplus

       Net Income                      .5542850             .5787980             .5855306              .0423465

     CAPITAL CHANGES                   1.5943390           3.3926523            5.9728907             5.9419821
       Net realized capital
       gains (losses)

       Net unrealized capital          4.3283369           4.5926820            (.5276753)            (.5249447)
        gains (losses)

       Unit Value at end of           29.7602948           38.3244271           44.3551731            43.7838110
        period

       Number of Accumulation          1,059,341           1,008,096             545,352               301,003
        Units outstanding at
        end of period

       Increase (decrease) in           27.82%               28.78%               15.74%                14.25%
        Unit Value during period

     RATIOS
       Expenses to average net           .435%               .430%                .058%                 1.364%
        assets

       Net investment income to          2.10%               1.72%                1.42%                 1.42%
        average net assets

       Portfolio turnover rate           9.6%                 8.7%                15.46%                15.46%


Due to changes in the Contracts described in this prospectus, the historical data supplied above should not be relied upon for future trends and results.

* The product of the ending unit values and the number of Accumulation units will not balance to the total market value of the assets in the Separate account. The difference is accounted for by the fact that a portion of the annuity reserve, and hence the net assets, of the Separate account relate to Contracts not described in this prospectus.

                                    8 OF 78

GENERAL DESCRIPTION OF THE CONTRACTS


The Contracts described in this prospectus are designed to fund and provide benefits (which will vary in dollar amount) for the Plans. The Plans include pension, profit sharing, or other retirement plans receiving favorable tax treatment under sections 401 or 403(a) of the Internal Revenue Code. Generally, Plans are maintained by employers for the benefit of eligible employees ("Participants") and their Beneficiaries.


NATIONWIDE LIFE INSURANCE COMPANY


Nationwide is a stock life insurance company organized under the laws of the State of Ohio in March, 1929. Nationwide is a member of the Nationwide group with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215.

Nationwide is a provider of life insurance, annuities, and retirement products. It is admitted to do business in all states, the District of Columbia and Puerto Rico.


THE SEPARATE ACCOUNT

The Separate account, which was established pursuant to Ohio insurance law on April 1, 1967, is administered and accounted for as part of Nationwide's business. All contractual obligations arising under the Contracts (e.g., the making of the manner in which the amount payments will be determined, and the promise that payments will continue for the lifetime of the Annuitant) will be general corporate obligations of Nationwide. Nationwide will be responsible for the safekeeping of the assets of the Separate account.


The Separate account will be legally segregated from Nationwide's other assets, meaning the assets of the Separate account will not be subject to any claims except the claims of those investing in the Separate account.


The Contracts described in this prospectus provide for benefits that vary according to the investment results of a separate investment portfolio. The assets of the Separate account will be held for the sole benefit of the holders of, and persons entitled to benefits under, the Contracts described in this prospectus, and other variable contracts issued by Nationwide which provide for the dollar amount of payments or values to vary as a direct result the investments of the Separate account. The Participant has no ability to direct or change voice in the investment policies of the Separate account.

Participants in the Contracts offered herein do not participate in the experience of Nationwide, except to the extent described in the "Experience Credits" provision.

INVESTMENT OBJECTIVES AND POLICIES

The Separate account is an open-end managed separate account of Nationwide. It is a diversified portfolio of common stock, segregated from the general assets of Nationwide. The objectives of Nationwide and its policy in making investments for the Separate account are as follows:

1. The composition of the investments held will be determined from the long-term view as an investor concerned with the preservation and growth of capital in relation to the growth of the economy and the changing value of the dollar. Account will be taken of the combination of current income and the possibilities of capital appreciation since earned income and realized capital gains will be compounded through reinvestment.

2. The assets generally will be invested in a diversified portfolio of equities which will be primarily common stocks. Changes may be advisable from time to time, to take into account changes in the outlook of particular industries or companies. A relatively small percentage of the assets may be held in the form of preferred stocks, government bonds and corporate bonds or debentures, which may be convertible into stock or with stock warrants. A reserve of cash and short-term debt securities may be held pending investment in accordance with investment policies.


3. Purchases will be made for investment and not for trading purposes. Generally, long-range performance will be emphasized with minor concern for short-term market fluctuations, except to the extent that such fluctuations may provide attractive buying or selling levels for the portfolio. However, Nationwide reserves the right to dispose of any investment however short a time held, if appreciation possibilities appear to be substantially realized, or if the market risks

                                    9 of 78
   become such as to make the investment's retention unwise. Nationwide also reserves the right to dispose of investments whether gains or losses are realized.


4. All investments with respect to the Separate account must be restricted to those authorized by the laws of the State of Ohio in effect at the time such investments are made. Such restrictions include:

(a) not more than 25% of the amounts allocated to the Separate account and the accumulations earned may be invested in the stocks, notes, debentures, bonds, or other securities of any one corporation or issuer. (This restriction does not apply to securities registered under the Investment Company Act of 1940, annuities or funding agreements issued by life insurance companies);

(b) not more than 25% of issued and outstanding voting securities of any one corporation or issuer may be acquired by all separate accounts of Nationwide;


(c) Nationwide may not allocate to the Separate account the securities of a subsidiary corporation, or any corporate affiliate through stock ownership; and


(d) no assets in any separate account may be transferred to or from any other separate account of Nationwide, or to the general assets of Nationwide unless:


    (i) such a transfer is made solely:

        (a) to establish a separate account or support contract guarantees;

        (b) to withdraw amounts no longer needed to support guarantees; and

    (ii) such transfer is of cash or securities having a readily determinable market value; or


   (iii) such transfer is approved by the state Superintendent of Insurance.

5. Nationwide reserves the right to invest as much as 10% of the assets in real estate.


6.  The Separate account will not engage in:

    (i)   "short" or "margin" trading in any security;

    (ii)  commodity trading;

    (iii) speculative trading in foreign exchange;

    (iv) make loans of cash or of securities to officers or directors of Nationwide;

    (v) the purchase of securities of any type for the purpose of thereby gaining control or influencing the management of any other company; or

   (vi)   engaging in underwriting the distribution of securities.

The Separate account is subject to fluctuations in its market value and involves the assumption of a higher degree of risk as compared to a portfolio investing in government obligations or instruments guaranteed by agencies of the U.S. Government.

MANAGEMENT

The Separate account does not have a board of managers, but is managed by the Investment Department of Nationwide. The Investment Department of Nationwide acts as its own investment adviser. All individuals working in the Investment Department are employees of Nationwide, and no investment adviser fees or brokerage commissions are involved in the operation of the Separate account.


FINANCIAL STATEMENTS

Financial statements for the Separate account and Nationwide are located in the Statement of Additional Information. A current Statement of Additional Information may be obtained without charge by contacting Nationwide's home office at the telephone number listed on page 1 of this prospectus.


CHARGES AND OTHER DEDUCTIONS


The contingent deferred sales charge, Participant's account charge, contract maintenance charge, and purchase rate charge are deducted from a Participant's account except for Participant accounts maintained under the Nationwide Agents' Retirement Plan where such fees are not assessed. All of the

                                    8 of 78
following charges and deductions apply to other Plans:

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge, when it is applicable, is used to cover expenses relating to the sale of the Contracts, including commissions paid to sales personnel, the costs of sales literature, promotional activity, and other acquisition expenses. Nationwide expects to recover most of its distribution costs relating to the sale of these Contracts by this contingent deferred sales charge. Any shortfall will be paid by Nationwide. Gross commissions paid on the sale of these Contracts will not be more than 5% of contributions.


If part or all of a Participant's account is canceled for any reason other than the purchase of an annuity, redemption upon death, or transfer to a companion fixed contract, Nationwide will deduct from the Participant's account a contingent deferred sales charge. This charge will be stated in the Contract and will not be more than the lesser of (i) and (ii) multiplied by 6.5%, where:


     (i) total contributions made to this Contract and all companion fixed contracts, on behalf of the Participant, during the 96-month period preceding the date of cancellation; or

     (ii) the amount canceled.

The amount of the contingent deferred sales charge will be reduced when the sale of a Contract to a Plan results in savings of acquisition expenses. Entitlement to a reduction in contingent deferred sales charges will be determined by Nationwide in the following manner:

     1. The number of Participants will be considered. Generally, the sales expenses for a larger group are less than those of a smaller group because of the ability to cover a larger number of Participants with fewer sales contacts.

     2. The total amount of contributions to be received from the Plan will be considered. The Contract sales expenses are likely to be less on larger contributions than on smaller ones.

     3. The nature of the employee group covered by the Plan will be considered. Certain types of employee groups are more likely to continue Plan and Contract participation for longer periods than are other groups. Such stability reduces the number of sales contacts required; thus, sales expenses are reduced.

There may be other circumstances of which Nationwide is not presently aware which could result in reduced sales expenses.

No contingent deferred sales charge will be assessed against any Contribution made to Contracts issued by Nationwide prior to May 1, 1982, and subsequently transferred to this class of Contracts. No contingent deferred sales charge will be assessed when an annuity is purchased; the purchase rate charge is assessed.

PARTICIPANT ACCOUNT CHARGE


Each year on the Contract anniversary, Nationwide deducts a charge from each Participant account. This charge will not exceed $15 a year. This participant account charge is to reimburse Nationwide for expenses incurred in maintaining the Participant accounts and reporting the values thereof to Participants. The Participant account charge will also be deducted upon cancellation of all or part of a Participant account unless the cancellation is for the purpose of purchasing an annuity or making a redemption upon death.

The Participant account charge may be reduced to the extent that the Contract Owner assumes the responsibility for maintaining Participant account records and reporting values thereof to Participants.


The amount of the Participant account charge assessed is stated in the Contract.

CONTRACT MAINTENANCE CHARGE


A contract maintenance charge will be deducted from each Participant account daily at an annual rate not to exceed 1.30% of the value of such Participant account. The amounts charged will be used to cover Nationwide's expenses incurred in administering the Contract, the Separate account, and the Plan.

The contract maintenance charge may be reduced to the extent that the Contract owner assumes responsibility for Plan administration services. Generally, these services include drafting Plan documents, preparation of Plan descriptions for

                                    11 of 78

Participants, and completion of government filings and reports.

The amount of the contract maintenance charge assessed is stated in the Contract.

PURCHASE RATE CHARGE

A purchase rate charge of not more than 7% is charged against the annuity purchase rates. The purchase rate charge covers Nationwide's expense of processing and paying annuities, calculating and reporting amounts payable under various annuity forms, calculating and reporting taxable income, and sales commissions paid on the purchase of an annuity which are not more than 3% of the amount applied to purchase the annuity.

The purchase rate charge may be reduced to the extent that sales commissions are less than 3%. The charge may also be reduced to the extent that the Contract owner assumes responsibility for calculating and reporting amounts payable under various annuity forms, and calculating and reporting taxable income.

The purchase rate charge is a part of the purchase rate and is not separately stated in the Contract. It is a one-time charge deducted from the Participant's account upon the purchase of an annuity.

PREMIUM TAXES


Nationwide will charge against the Contract value the amount of any premium taxes levied by a state or any other government entity upon contributions received. Premium taxes currently imposed by certain states range from 0% to 3.5%. Nationwide is currently deducting such taxes from the Participant account value at the time of annuitization, except in those states which require such taxes to be paid during the accumulation phase.


FEDERAL INCOME TAXES AND STATE EXCISE TAXES

The operation of the Separate account may result in taxable income to Nationwide. Nationwide reserves the right to deduct from the Separate account an amount necessary to reimburse for all or a portion of its federal income and state excise tax liability. Any deductions made will occur when the tax is incurred by Nationwide.


No charges other than those described in this prospectus will be made under Contracts. If the amounts charged are in excess of allocated expenses, then after providing for a surplus, the excess may be used to provide additional benefits (see "Experience Credits"). The surplus retained will be sufficient to provide adequately for the fulfillment of Nationwide's contractual obligations. If the amounts charged are insufficient to defray the expenses and to provide for the fulfillment of the contractual obligations, the deficiency will be met out of Nationwide's general surplus.


The charges, as well as other Contract provisions, may be changed by Nationwide after the Contracts have been in effect, (see "Additional Contractual Obligations of Nationwide and Changes Which May Be Made Without the Consent of the Contractholder, Participant, or Participating Employer").

If the Plan permits, the Contract owner or an employer may pay, in addition to contributions, any or all of the expense charges directly to Nationwide. In this event, the charges so paid will not be deducted from the Participant's account.

SURRENDER (REDEMPTION)

If the Plan permits, redemption of a Participant account will be made:

     (a)  upon the death of a Participant before an annuity is purchased; or

     (b) upon the request of the Contract owner for the benefit of the Participant.

Upon the death of a Participant, the amount redeemed will be the dollar value of the Participant account. Timing of the redemption will be determined by the terms of the Plan, but not before Nationwide's receipt of proof of death. Some Plans may permit the Beneficiary to elect annuity payments in lieu of surrender. If a Beneficiary elects, the Participant account may be applied to the purchase of a variable annuity.

Upon request for surrender by the Contract owners for the benefit of a Participant, all or a portion of a Participant account will be redeemed usually within 7 days of Nationwide's receipt of the request, by canceling a number of Accumulation units in the Participant account, deducting to any applicable charges.

                                    12 of 78

Restrictions and penalties are imposed on some Qualified Plan withdrawals. There are also possible adverse tax consequences resulting from withdrawals. Contract Owner, employers, and Participants are advised to consult a tax advisor before requesting a withdrawal.

No redemption may be made after an annuity is purchased. Nationwide reserves the right to suspend or postpone the date of any redemption beyond the usual 7-day period during any period:

     (1)  when the New York Stock Exchange is closed,

     (2)  when trading on the Exchange is restricted;

     (3) when an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or


     (4) during any other period when the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (2) and (3) exist.


ADDITIONAL CONTRACTUAL OBLIGATIONS OF NATIONWIDE AND CHANGES WHICH MAY BE MADE WITHOUT THE CONSENT OF THE CONTRACT OWNER, PARTICIPANT, OR PARTICIPATING EMPLOYER

The Contract does not contain a promise that the dollar value of a Participant account will be equal to or more than the sum of the contributions made to the Participant account. The Contracts provide that certain provisions cannot be changed during the first 5 years. Such provisions are:

     (1)  the basis for crediting Accumulation units;


     (2) the basis for determining the Accumulation unit value and the Annuity unit value; and


     (3) the tables of annuity purchase rates, expense charges, and the basis for determining the amount of single-sum payments and transfer payments.

After the Contracts have been in effect for 5 years, Nationwide reserves the right to make changes in the amount of the charges and in the annuity purchase rate.

EXPERIENCE CREDITS


In the event that Participant account charges and contract maintenance charges made under this Contract accrue to Nationwide in excess of an amount deemed necessary, such excess may be allocated to the Contract by purchasing additional Accumulation units and crediting such additional units to the Participant accounts. There have not been any experience credits to date. Nationwide cannot offer any assurance that there will be experience credits in the future.


THE ROLE OF THE CONTRACTS IN FUNDING AND PROVIDING RETIREMENT INCOME PAYMENTS UNDER QUALIFIED PLANS

The Contracts are designed to provide retirement income that varies with changing economic conditions. Under the Contracts, periodic payments do not remain fixed in dollar amount, but vary according to the investment results of a designated portfolio of securities. There is no assurance that the Contracts will accomplish this goal.


Contracts provide for the accumulation of contributions primarily in common stock investments to provide variable retirement income payments. Under the Contracts, Nationwide assumes mortality risk. The mortality risk is that estimated mortality rates of Participants under the Contracts may prove higher than the mortality actually experienced. Nationwide promises that the annuity payments payable under such contracts will continue for the lifetimes of the Participants. Under these Contracts, the promised payments will be equal to the varying value of a specified number of Annuity units per month, varying to reflect the performance of the investments of the Separate account.


HOW ACCUMULATION UNITS ARE CREDITED

The minimum initial contribution to a Participant Account is $250. There are no minimum requirements for subsequent contributions. The Accumulation unit is the basis on which records under the Contracts will be kept and the payments thereunder determined. When a Contribution is made by or on behalf of a Participant, 100% of that amount

                                    13 of 78
will be credited to the Participant account in the form of Accumulation units.

The number of Accumulation Units credited will be determined by dividing the amount credited by an Accumulation Unit Value for the date on which the Accumulation Units are credited. Accumulation Units will be credited on the business day coinciding with or next following the date the Contribution is received by Nationwide. "Business Day" means any day on which Nationwide's home office, and the New York Stock Exchange are both open for business. Accumulation units will not be credited on the following nationally recognized holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


Nationwide also will not price purchase payments if:

     (1)  trading on the New York Stock Exchange is restricted;

     (2) an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

     (3) the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist. If Nationwide is closed on days when the New York Stock Exchange is open, contract value may be affected since the contract owner would not have access to their account.


ACCUMULATION UNIT VALUE


The Accumulation Unit Value is calculated by multiplying the Accumulation Change Factor for that Valuation period by the Accumulation Unit Value for the preceding Valuation period. The Accumulation Change Factor for a Valuation period represents the change in market value of the underlying securities between the preceding and second preceding Valuation period.

The Accumulation Unit Value increases or decreases each Valuation period based on the investment results of the Separate account.

Nationwide values Separate account assets based upon the value of the underlying portfolio securities at the end of the prior valuation period.

The factors taken into account in determining the investment results of the Separate account are investment income and realized and unrealized capital gains and losses.

                                    14 of 78

The Accumulation unit values shown below, for each quarter, were calculated to reflect hypothetical investment results of the Separate account since March, 1975. While this period was one of generally rising common stock prices, it also included some interim periods of substantial market decline. It should not be assumed that the results shown are representative of those that might be realized upon contributions made today and in the future. There is no assurance that favorable investment results will be attained in the future. The Accumulation unit value is likely to fall when common stock value declines generally.


                                   ACCUMULATION UNIT VALUES* AT THE END OF EACH QUARTER

Mar. 1975        1.2323180       Mar. 1982        2.6983907     Mar. 1989        9.9636435      Mar. 1996       24.7848955
June 1975        1.3904027       June 1982        2.7121107     June 1989       10.6742854      June 1996       25.3255737
Sept. 1975       1.2246980       Sept. 1982       3.0397381     Sept. 1989      11.9347701      Sept. 1996      26.8565096
Dec. 1975        1.3423913       Dec. 1982        3.4783376     Dec. 1989       12.2942826      Dec. 1996       29.7602948
Mar. 1976        1.5106830       Mar. 1983        3.8214250     Mar. 1990       11.7646683      Mar. 1997       30.5405969
June 1976        1.5671775       June 1983        4.1514343     June 1990       12.5345438      June 1997       35.4949453
Sept. 1976       1.6226746       Sept. 1983       4.2253097     Sept. 1990      11.1707863      Sept. 1997      37.7161659
Dec. 1976        1.6520855       Dec. 1983        4.3025179     Dec. 1990       12.2965444      Dec. 1997       38.3244271

Mar. 1977        1.6014589       Mar. 1984        4.2234741     Mar. 1991       14.2006556      Mar. 1998       42.9374211
June 1977        1.6487669       June 1984        4.1987538     June 1991       14.0854417      June 1998       43.8169700
Sept. 1977       1.6345287       Sept. 1984       4.5821032     Sept. 1991      14.5603900      Sept. 1998      38.4826075
Dec. 1977        1.6612530       Dec. 1984        4.6253768     Dec. 1991       16.2373889      Dec. 1998       44.3551731

Mar. 1978        1.6161771       Mar. 1985        5.1569491     Mar. 1992       15.3685232
June 1978        1.7508039       June 1985        5.6386079     June 1992       15.4486637
Sept. 1978       1.8934789       Sept. 1985       5.5241146     Sept. 1992      15.9783810
Dec. 1978        1.8241798       Dec. 1985        6.5259213     Dec. 1992       16.7112913
Mar. 1979        1.9317751       Mar. 1986        7.5932573     Mar. 1993       16.3132491
June 1979        2.0099303       June 1986        8.0905822     June 1993       16.6761553
Sept. 1979       2.1456834       Sept. 1986       7.3220521     Sept. 1993      16.9286930
Dec. 1979        2.1093074       Dec. 1986        7.6185156     Dec. 1993       17.8516259
Mar. 1980        2.0179971       Mar. 1987        9.1073826     Mar. 1994       17.0998701
June 1980        2.2449442       June 1987        9.4745614     June 1994       17.3439309
Sept. 1980       2.4343502       Sept. 1987       9.9845837     Sept. 1994      18.2996496
Dec. 1980        2.5509427       Dec. 1987        7.7663472     Dec. 1994       18.0013570
Mar. 1981        2.7120916       Mar. 1988        8.3888862     Mar. 1995       19.0619759
June 1981        2.7593172       June 1988        8.8571798     June 1995       20.3702707
Sept. 1981       2.5313853       Sept. 1988       8.9607960     Sept. 1995      21.8627328
Dec. 1981        2.7659801       Dec. 1988        9.1559374     Dec. 1995       23.2833339

* Hypothetical unit values if a Group Common Stock Variable Annuity Contract had been issued March 31, 1975.

                                    15 of 78

        HISTORICAL TABLE SHOWING HYPOTHETICAL VALUES OF $1,000 DEPOSITED
           TO A PARTICIPANT ACCOUNT EACH YEAR IF A GROUP COMMON STOCK
             VARIABLE ANNUITY CONTRACT HAD BEEN ISSUED APRIL 1, 1967

                                        Contract                                          Accumulated      Value* Of
                      Accumulated     Maintenance     Participant                          Deposits          Account
       Date            Deposits          Charge         Account        Accumulated       Less Expense        On Date
                                                        Charge           Charges            Charges           Shown
                                $1,000 Deposit Made April 1, 1967 and Each March 31 thereafter
Apr. 1, 1967           $1,000.00               -0-             -0-          -0-             1,000.00         1,000.00
Mar. 31, 1968           2,000.00             13.17           30.00         43.17            1,956.83         1,969.84
Mar. 31, 1969           3,000.00             29.38           30.00        102.55            2,897.45         3,200.73
Mar. 31, 1970           4,000.00             39.34           30.00        171.89            3,828.11         3,956.81
Mar. 31, 1971           5,000.00             62.02           30.00        263.91            4,736.09         5,679.02
Mar. 31, 1972           6,000.00             85.29           30.00        379.20            5,620.80         7,445.13
Mar. 31, 1973           7,000.00            100.72           30.00        509.92            6,490.08         8,616.88
Mar. 31, 1974           8,000.00             90.34           30.00        630.26            7,369.74         7,828.57
Mar. 31, 1975           9,000.00             97.64           30.00        757.90            8,242.10         8,382.77
Mar. 31, 1976          10,000.00            133.59           30.00        921.49            9,078.51        11,112.71
Mar. 31, 1977          11,000.00            153.15           30.00      1,104.64            9,895.36        12,597.32
Mar. 31, 1978          12,000.00            165.27           30.00      1,299.91           10,700.09        13,517.82
Mar. 31, 1979          13,000.00            210.04           30.00      1,539.95           11,460.05        16,917.46
Mar. 31, 1980          14,000.00            229.75           30.00      1,799.70           12,200.30        18,412.79
Mar. 31, 1981          15,000.00            321.71           30.00      2,151.41           12,848.59        25,394.21
Mar. 31, 1982          16,000.00            328.45           30.00      2,509.86           13,490.14        25,907.46
Mar. 31, 1983          17,000.00            476.95           30.00      3,016.81           13,983.19        37,182.85
Mar. 31, 1984          18,000.00            534.23           30.00      3,581.04           14,418.96        41,530.60
Mar. 31, 1985          19,000.00            659.21           30.00      4,270.25           14,729.75        51,020.53

* IN THE EVENT OF A REFUND TO A PARTICIPANT OR TRANSFER TO FUNDING SUCCESSOR, THE VALUE IS REDUCED BY THE CONTINGENT DEFERRED SALES CHARGE.

                            (CONTINUED ON NEXT PAGE)

                                    16 of 78

        HISTORICAL TABLE SHOWING HYPOTHETICAL VALUES OF $1,000 DEPOSITED
           TO A PARTICIPANT ACCOUNT EACH YEAR IF A GROUP COMMON STOCK
             VARIABLE ANNUITY CONTRACT HAD BEEN ISSUED APRIL 1, 1967


                                                                                               Accumulated        Value* Of
                                           Contract         Participant                          Deposits          Account
                       Accumulated       Maintenance          Account         Accumulated      Less Expense        On Date
       Date             Deposits            Charge            Charge            Charges          Charges            Shown
Mar. 31, 1986          20,000.00              976.64             30.00          5,276.89        14,723.11         75,117.59
Dec. 31, 1986             same               -0-                -0-               -0-              same           75,367.46
Mar. 31, 1987          21,000.00            1,171.21             30.00          6,478.10        14,521.90         89,895.15
Dec. 31, 1987             same               -0-                -0-               -0-              same           76,658.35
Mar. 31, 1988          22,000.00            1,076.46             30.00          7,584.56        14,415.44         82,696.72
Dec. 31, 1988             same               -0-                -0-               -0-              same           90,258.22
Mar. 31, 1989          23,000.00            1,275.15             30.00          8,889.71        14,110.29         97,913.62
Dec. 31, 1989             same               -0-                -0-               -0-              same          120,817.02
Mar. 31, 1990          24,000.00            1,515.52             30.00         10,435.23        13,564.77        115,066.93
Dec. 31, 1990             same               -0-                -0-               -0-              same          120,269.06
Mar. 31, 1991          25,000.00            1,841.97             30.00         12,307.20        12,692.80        139,850.04
Dec. 31, 1991             same               -0-                -0-               -0-              same          159,908.08
Mar. 31, 1992          26,000.00            1,961.31             30.00         14,268.51        11,731.49        148,431.81
Dec. 31, 1992             same               -0-                -0-               -0-              same          161,400.49
Mar. 31, 1993          27,000.00            2,060.85             30.00         16,359.36        10,640.64        156,465.27
Dec. 31, 1993             same               -0-                -0-               -0-              same          171,220.30
Mar. 31, 1994          28,000.00            2,144.67             30.00         18,534.03         9,465.97        162,835.39
Dec. 31, 1994             same               -0-                -0-               -0-              same          171,316.13
Mar. 31, 1995          29,000.00            2,389.42             30.00         20,953.45         8,046.55        181,409.77
Dec. 31, 1995             same               -0-                -0-               -0-              same          221,583.76
Mar. 31, 1996          30,000.00           3,119.67              15.00         24,088.12         5,911.88        236,845.95
Dec. 31, 1996             same               -0-                -0-               -0-              same          284,391.16
Mar. 31, 1997          31,000.00           3,841.09            15.00           27,944.21         3,055.79        291,622.08
Dec. 31, 1997             same               -0-                -0-               -0-              same          365,947.31

Mar. 31, 1998          32,000.00           5,342.70            15.00           33,301.91        (1,301.91)       405,637.55
Dec. 31, 1998             same               -0-                -0-               -0-              same          419,031.30


* IN THE EVENT OF A REFUND TO A PARTICIPANT OR TRANSFER TO FUNDING SUCCESSOR, THE VALUE IS REDUCED BY THE CONTINGENT DEFERRED SALES CHARGE.

                                    17 OF 78

PARTICIPANT ACCOUNT VALUE

A Participant's account value is calculated by the total number of Accumulation units credited to a Participant's account, as of any date, multiplied by the Accumulation unit value less any applicable charges and taxes.

There is no assurance that the value of any Participant interest in the Contract will equal or exceed the contributions made to the Participant account.

TRANSFERS


A Contract owner may transfer a portion of investments in the Contract to a companion fixed contract or to another investment option under the Plan. Such transfers are permitted once per year, so long as at least $1,000 remains in the Contract on behalf of such Contract owner. Nationwide will deduct a $15 charge against the amount transferred.

Transfers to the Contracts from a Companion Fixed contract can be made at 25% of the value of such companion fixed contract. If $500 or less would remain in the companion fixed contract after such transfer, the entire value of the companion fixed contract will be transferred to the Contract.


The Plan determines the number, amount, and timing of transfers permitted to each Participant.

PURCHASE OF VARIABLE ANNUITY

When a retired Participant wishes to have a variable annuity purchased to provide retirement income payments under the Plan, written notice must be mailed to Nationwide's home office at the address on page 1. Retired Participants must specify:

     (1)  the date on which annuity payments are to begin;

     (2)  the form of annuity;

     (3)  proof of the Participant's date of birth; and

     (4) proof of date of birth of any other person on whose life the continuation of payments may be conditioned.

The Contracts contain four standard options which may be selected by a
Participant:


- Straight Life Annuity. Under this option, an amount will be paid monthly for the lifetime of the retired Participant;

- Life Annuity with Period Certain. Under this option, an amount will be paid monthly during the lifetime of the retired Participant, but with a minimum period of 10 years. If the retired Participant should die prior to the end of the 10-year period, the unpaid monthly annuity payments for the remainder of the 10-year period will be payable to a named Beneficiary. If the Beneficiary is other than a natural person or is an estate, the commuted value of the unpaid monthly annuity payments will be payable in one sum;

- Joint and Survivor Annuity. Under this option an amount or a portion of the amount will be paid monthly so long as either the retired Participant or another designated individual is living; or

- Annuity for a 10-year Period Certain. Under this option, an amount will be payable for a 10-year period. The monthly annuity payments will differ depending upon the option selected, and the investment results of the Separate account.


Each option selected will have varying advantages and disadvantages. Participants are urged to consult a qualified tax advisor prior to selecting a payment option.


The basis for determining the amount of each monthly payment is the Annuity unit. Like the Accumulation unit, the Annuity unit has an Annuity unit. The Participant's accumulation units will be converted into the equivalent in "premium units" by multiplying the number of Accumulation units by the ratio of the Accumulation unit value to the Annuity unit value for the last Business Day of the second calendar month preceding the date of conversion.

Premium units will be applied to purchase a Variable annuity in the form selected, with the first monthly payment made on the date on which the premium units are applied. The number of Annuity units in each monthly annuity payment will depend upon the number of premium units applied and the appropriate annuity rate which is determined from tables set forth in the Contracts, taking into account:

                                    16 of 78

(1)  the option selected; and

(2)  the age of the Annuitant and any other designated individual.

The dollar amount of each monthly payment of the Variable annuity will be equal to the number of Annuity units in each Variable annuity payment multiplied by the Annuity unit value for the second calendar month preceding the month in which the payment is payable. The Annuity rate tables for any particular Contract are also subject to a percentage charge, which is made once, when an annuity is purchased, and reduces the annuity purchase rates. These tables may be changed after the Contracts have been in effect for 5 years.

ANNUITY UNIT VALUE

The Annuity unit value for any subsequent month is determined by multiplying the annuity change factor for that month by the Annuity unit value for the preceding month. The annuity change factor for any month reflects the extent to which the investment return of the Separate account for that month differs from an assumed effective investment return at the rate of 3.5% per year. Accordingly, the Annuity unit value will go up or down each month depending upon whether the actual effective investment return in that month is at an annual rate greater or less than the 3.5% assumption.


If the 3.5% investment increment assumption were changed to some other assumption, such as 2% or 5% (with an equal change in the 3.5% assumption used to determine the annuity change factor), this would result in changing both the amount of the initial payment and the manner in which the subsequent payments would vary. A higher assumption would mean a higher initial payment, but a more slowly rising series of subsequent payments (or a more rapidly falling series, if there were adverse investment results). A lower assumption would have the opposite effect. If a Contract owner wishes to adopt an assumption different from the 3.5% assumption described above, Nationwide is willing to issue a Contract with an assumption which is higher or lower than the 3.5% assumption.

                                    19 of 78


ANNUITY UNIT VALUES* AT THE END OF EACH QUARTER
Mar. 1975         .9739300       Mar. 1982       1.7359408      Mar. 1989          5.4933407     Mar. 1996        10.7448305
June 1975        1.0908130       June 1982       1.7305361      June 1989          5.8356153     June 1996        10.8852039
Sept. 1975        .9537858       Sept. 1982      1.9229774      Sept. 1989         6.4688440     Sept. 1996       11.4443637
Dec. 1975        1.0377989       Dec. 1982       2.1815971      Dec. 1989          6.6076882     Dec. 1996        12.5731502
Mar. 1976        1.1593476       Mar. 1983       2.3762545      Mar. 1990          6.2688926     Mar. 1997        12.7923164
June 1976        1.1938913       June 1983       2.5593550      June 1990          6.6219279     June 1997        14.7401862
Sept. 1976       1.2271288       Sept. 1983      2.5825910      Sept. 1990         5.8517062     Sept. 1997       15.5284743

Dec. 1976        1.2402329       Dec. 1983       2.6072616      Dec. 1990          6.3862002     Dec. 1997        15.6437791
Mar. 1977        1.1934020       Mar. 1984       2.5374442      Mar. 1991          7.2568733     Mar. 1998        17.3766783
June 1977        1.2196532       June 1984       2.5009891      June 1991          7.1903870     June 1998        17.5807721
Sept. 1977       1.2002773       Sept. 1984      2.7059580      Sept. 1991         7.3691860     Sept. 1998       15.3082284
Dec. 1977        1.2109632       Dec. 1984       2.7081212      Dec. 1991          8.0818179     Dec. 1998        17.4932070

Mar. 1978        1.1694732       Mar. 1985       2.9934951      Mar. 1992          7.6455389
June 1978        1.2576072       June 1985       3.2450574      June 1992          7.6195924
Sept. 1978       1.3501253       Sept. 1985      3.1519399      Sept. 1992         7.8133694
Dec. 1978        1.2911817       Dec. 1985       3.6916616      Dec. 1992          8.1017796
Mar. 1979        1.3573209       Mar. 1986       4.2586598      Mar. 1993          7.8410758
June 1979        1.4018878       June 1986       4.4987245      June 1993          7.9468659
Sept. 1979       1.4856076       Sept. 1986      4.0365210      Sept. 1993         7.9981244
Dec. 1979        1.4497808       Dec. 1986       4.1639886      Dec. 1993          8.3619441
Mar. 1980        1.3768583       Mar. 1987       4.9351179      Mar. 1994          7.9412180
June 1980        1.5204793       June 1987       5.0901180      June 1994          7.9855824
Sept. 1980       1.6367040       Sept. 1987      5.3181853      Sept. 1994         8.3040963
Dec. 1980        1.7025496       Dec. 1987       4.1012392      Dec. 1994          8.1469286
Mar. 1981        1.7968159       Mar. 1988       4.3916141      Mar. 1995          8.5530561
June 1981        1.8147096       June 1988       5.0036811      June 1995          9.0618110
Sept. 1981       1.6526309       Sept. 1988      5.0188653      Sept. 1995         9.6424504
Dec. 1981        1.7925811       Dec. 1988       5.0916250      Dec. 1995         10.1810574

* Hypothetical unit values if a Group Common Stock Variable Annuity Contract had been issued March 31, 1975.

                                    20 of 78

FEDERAL INCOME TAX STATUS

Nationwide does not make any guarantee regarding the tax status of any Contract or any transaction involving the Contracts. Section 72 of the Internal Revenue Code governs taxation of annuities in general.


Section 72 sets forth specific rules for annuities purchased by Qualified Plans (including corporate pension and profit sharing plans and retirement plans for proprietorships and partnerships). The Contracts are designed for use with Qualified Plans. The tax rules applicable to Participants in these Plans vary based on the terms and conditions of the Plan. Participants under these Plans, as well as Contract owners, employers, and Beneficiaries, are cautioned that the rights of any person to any benefits under these Plans are subject to its terms and conditions, without regard to the terms and conditions of the Contracts.


The Tax Reform Act of 1986 and subsequent legislation changed some of the rules regarding the tax treatment of distributions from Qualified Plans and of annuities purchased by Qualified Plans. A financial consultant, legal or tax adviser should be consulted to discuss in detail particular tax situations and the use of the Contracts. For additional information regarding eligibility, limitations on permissible amounts of purchase payments, and tax consequences on distribution from Qualified Plans, the purchasers of the Contracts should seek competent tax advice.

The Internal Revenue Code permits the rollover of most distributions from Qualified Plans and Tax Sheltered Annuities to other Qualified Plans, Individual Retirement Accounts, or Individual Retirement Annuities. Distributions which may not be rolled over are those which are:

1. one of a series of substantially equal annual (or more frequent) payments made:

     (a)  over the life (or life expectancy) of the employee;

     (b) the joint lives (or joint life expectancies) of the employee and the employee's designated beneficiary; or

     (c)  for a specified period of ten years or more; and

2.   a required minimum Distribution.

Any eligible rollover distribution will be subject to federal tax withholding at a 20% rate unless the distribution is transferred directly to a Qualified Plan, Individual Retirement Account or Individual Retirement Annuity.

Contracts issued in Puerto Rico are subject to rules which vary from those described above. Legal advice should be obtained.

YEAR 2000 COMPLIANCE ISSUES

Nationwide has developed and implemented a plan to address issues related to the Year 2000. The problem relates to many existing computer systems using only two digits to identify a year in a date field. These systems were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer systems could fail or create erroneous results when processing information dated after December 31, 1999. Like many organizations, Nationwide is required to renovate or replace many computer systems so that the systems will function properly after December 31, 1999.


Nationwide has completed an inventory and assessment of all computer systems and has implemented a plan to renovate or replace all applications that were identified as not Year 2000 compliant. Nationwide has renovated all applications that required renovation. Testing of the renovated programs included running each application in a Year 2000 environment and was completed as planned during 1998. For applications being replaced, Nationwide has all replacement systems in place and functioning as planned by year-end 1998. Conversions of existing traditional life policies will continue through second quarter, 1999. In addition, the shareholder services system that support our mutual fund products will be fully deployed in the first quarter of 1999.

Nationwide has completed an inventory and assessment of all vendor products and has tested and certified that each vendor product is Year 2000 compliant. Any vendor products that could not be certified as Year 2000 compliant were replaced or eliminated in 1998.

Nationwide has also addressed issues associated with the exchange of electronic data with external organizations. Nationwide has completed an

                                    21 of 78
inventory and assessment of all business partners including electronic interfaces. Processes have been put in place and programs initiated to process data irrespective of the format by converting non-compliant data into a Year 2000 compliant format.

Systems supporting Nationwide's infrastructure such as telecommunications, voice and networks will be compliant by March 1999. Nationwide's assessment of Year 2000 issues has also included non-information technology systems with embedded computer chips. Nationwide's building systems such as fire, security, elevators and escalators supporting facilities in Columbus, Ohio have been tested and are Year 2000 compliant.

In addition to resolving internal Year 2000 readiness issues, Nationwide is surveying significant external organizations (business partners) to assess if they will be Year 2000 compliant and be in a position to do business in the Year 2000 and beyond. Specifically, Nationwide has contacted mutual fund organizations that provide funds for our variable annuity and life products. The same action will continue during the first quarter of 1999 with wholesale producers. Nationwide continues its efforts to identify external risk factors and is planning to develop contingency plans as part of its ongoing risk management strategy.

Operating expenses in 1998 and 1997 included approximately $44.7 million and $45.4 million, respectively, for technology projects, including costs related to Year 2000. Nationwide anticipates spending approximately $5 million on Year 2000 activities in 1999. These expenses do not have an effect on the assets of the Separate account and are not charged through to the Plan.


Management does not anticipate that the completion of Year 2000 renovation and replacement activities will result in a reduction in operating expenses. Rather, personnel and resources currently allocated to Year 2000 issues will be assigned to other technology-related projects.

LEGAL PROCEEDINGS

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on Nationwide.


In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

In February 1997, Nationwide was named as a defendant in a lawsuit filed in New York state court related to the sale of whole life policies on a "vanishing premium" basis (John H. Snyder v. Nationwide Life Insurance Co.). In April 1998, Nationwide was named as a defendant in a lawsuit filed in Ohio state court similar to the Snyder case (David and Joan Mishler v. Nationwide Life Insurance Co.). In August 1998, Nationwide Mutual Insurance Company and Nationwide and the plaintiffs executed a stipulation of settlement and submitted it to the New York state court for approval. On August 20, 1998, the court in the Snyder case signed an order preliminarily approving a class for settlement purposes (which would include the Mishler case) and scheduled a fairness hearing for December 17, 1998. At that hearing, the court reviewed the fairness and reasonableness of the proposed settlement and issued a final order and judgment. The approved settlement provides for dismissal of both the Snyder and Mishler cases, bars class members from pursuing litigation against Nationwide Mutual Insurance Company and its affiliates, including Nationwide and its subsidiaries, relating to the allegations in the Snyder case, and provides class members with a potential value of approximately $100 million in policy adjustments, discounted premiums and discounted products.

In November 1997, two plaintiffs, one who was the owner of a variable life insurance policy and the other who was the owner of a variable annuity contract, commenced a lawsuit in a federal court in Texas against Nationwide and the American Century group of defendants (Robert Young and David D. Distad v. Nationwide Life Insurance Company et al.). In this lawsuit, plaintiffs seek to represent a class of variable life insurance policy owners and variable annuity contract owners whom they claim were allegedly misled when purchasing these variable contracts into believing that the performance of their underlying mutual fund option

                                    22 of 78
managed by American Century, whose shares may only be purchased by insurance companies, would track the performance of a mutual fund, also managed by American Century, whose shares are publicly traded. The amended complaint seeks unspecified compensatory and punitive damages. On April 27, 1998, the district court denied, in part, and granted, in part, Nationwide and American Century's motions to dismiss the complaint. The remaining claims against Nationwide allege securities fraud, common law fraud, civil conspiracy and breach of contract. On December 2, 1998, the district court issued an order denying plaintiffs' motion for class certification. On December 10, 1998, the district court stayed the lawsuit pending plaintiffs' petition to the federal appeals court for interlocutory review of the order denying class certification. On December 14, 1998, plaintiffs filed their petition for interlocutory review, on which the federal appeals court has not yet ruled. Nationwide intends to defend the case vigorously.

On October 29, 1998, Nationwide and certain of its subsidiaries were named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). The plaintiff in such lawsuit seeks to represent a national class of Nationwide's customers and seeks unspecified compensatory and punitive damages. Nationwide currently is evaluating this lawsuit, which has not been certified as a class. Nationwide intends to defend this lawsuit vigorously.

There can be no assurance that any litigation relating to pricing or sales practices will not have a material adverse effect on Nationwide in the future.

                                    23 of 78

TABLE OF CONTENTS OF STATEMENT
OF ADDITIONAL INFORMATION

General Information and History........................................................................1
Investment Objectives and Policies.....................................................................1

Management.............................................................................................1
Investment Advisory and Other Services.................................................................2
Brokerage Allocation...................................................................................2
Purchase and Pricing of Securities Being Offered.......................................................2
Underwriters...........................................................................................3
Calculation of Yield Quotations of Money Market Sub-Accounts           ................................3
Annuity Payments.......................................................................................3
Financial Statements...................................................................................4


                                    24 of 78

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1999
                  GROUP COMMON STOCK VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                        NATIONWIDE LIFE INSURANCE COMPANY



This Statement of Additional Information is not a prospectus. It contains additional information than set forth in the prospectus and should be read in conjunction with the prospectus dated May 1, 1999. The prospectus may be obtained from Nationwide Life Insurance Company by writing P. O. Box 16766, One Nationwide Plaza, Columbus, Ohio 43216, or by calling 1-800-545-4730.


                                TABLE OF CONTENTS

General Information and History..............................................1
Investment Objectives and Policies...........................................1

Management...................................................................1
Investment Advisory and Other Services.......................................2
Brokerage Allocation.........................................................2
Purchase and Pricing of Securities Being Offered.............................2
Underwriters.................................................................3
Calculation of Yield Quotations of Money Market Sub-Accounts.................3
Annuity Payments.............................................................3
Financial Statements.........................................................4


GENERAL INFORMATION AND HISTORY


Separate Account No. 1 is a separate investment account of Nationwide Life Insurance Company ("Nationwide"). Nationwide is a member of the Nationwide group. All of Nationwide's common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company. NFS has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is a holding company as well. All of its common stock is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), the ultimate controlling persons of the Nationwide group.


INVESTMENT OBJECTIVES AND POLICIES


During fiscal years 1998, 1997 and 1996, the portfolio turnover rates were 40.9%, 8.7% and 9.6%, respectively. A portfolio turnover rate of 100% would occur if all the portfolio securities were replaced in one fiscal year. The turnover rates experienced in the years ending December 31, 1998, December 31, 1997 and December 31, 1996, were based upon the replacement of existing stocks with stocks of higher investment quality, and buying and selling to take advantage of favorable market conditions.


MANAGEMENT

The Separate account is managed by the Investment Department of Nationwide, and all involved individuals are employees of Nationwide. There is no board of managers associated with the Separate Account.

                                    25 of 78

INVESTMENT ADVISORY AND OTHER SERVICES

Nationwide acts as its own investment adviser and pays no fees for investment advisory services to any non-affiliated entity. All individuals involved in any advisory capacity are full-time employees of Nationwide without other affiliation.

The audited financial statements have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, Two Nationwide Plaza, Columbus, Ohio 43215, and upon the authority of said firm as experts in accounting and auditing.

BROKERAGE ALLOCATION

Transactions in portfolio securities are not conducted through brokerage concerns, therefore no brokerage commissions are paid in such transactions. The full-time employees of the Investment Department of Nationwide constantly evaluate the relative values of the investments of the Separate Account. Investments of the Separate account are placed where, in the judgment of the Investment Department, the best price and executions can be obtained. The objective results of this process are measured quarterly by Nationwide against the investment objectives of the Separate account. Although brokers are not used for purposes of investment advice, brokers are used to place orders once the Investment Department determines its purchases.

PURCHASE AND PRICING OF SECURITIES BEING OFFERED

The contracts will be sold by licensed insurance agents in the states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. ("NASD").

A Participant under a Plan which utilizes the contracts and one or more companion fixed contracts as the funding media will, at the outset, inform Nationwide of the proportion of contributions that are to be paid under the Contracts. The remainder, less any amount applied toward insurance coverage, will be credited under the companion fixed contracts. This proportion may be changed, as new contributions are made, by notice to Nationwide.

Transfers of amounts accumulated under the contracts may be made to the companion fixed contracts. Similarly, transfers may be made into the contracts from a companion fixed contract. The number, amount, and timing of such transfers permitted to each Participant are determined by the Plan. However, Nationwide reserves the right not to issue a Contract in any case where, the transfer provisions of the Plan appear to Nationwide to be inconsistent with long-term retirement objectives. The transfer arrangement would permit a Participant to adjust the balance between the Contracts and companion fixed contract balances to take account of changes in the Participant's financial circumstances. It might also enable the Participant to split contributions among the Contracts during the period before retirement, but at retirement to elect to receive retirement income under the Contracts in the form of either a variable annuity or a fixed-dollar annuity, or any reasonable combination of both. If the Plan so provides, a Participant may elect to receive retirement benefits in the form of a single lump sum payment. A single lump sum payment could create possible adverse tax consequences. Some employers may not wish their employees to have this much flexibility. If so, employers may design their Plans accordingly. Any request to transfer part of a Participant's account under the Contracts which would leave a balance less than $500 will be treated as a request for a complete transfer.

The Contracts give the Contract owner or a participating employer the right to notify Nationwide that future contributions under the Plan involved are to be paid instead to another funding agency (such as a trustee or another insurance company), in which case no further contributions will be due or payable on behalf of the Participants affected thereby unless otherwise agreed to by Nationwide and the Contract owner. Following the receipt of such a

                                    26 of 78
notice, the value of the accumulations of affected Participants will continue to reflect the investment results of the Separate account until they are paid to the persons entitled thereto in accordance with the Plan and the Contract.

The Contracts also provide that the Contract owner or a participating employer may transfer the value of the accumulation of all the Participants under a Plan to another funding agency. Such transfer payments will commence on a Transfer Date, which is the later to occur of: (a) the first Business Day of the calendar month specified in the request; or (b) the first Business Day of the first calendar month which begins at least thirty days after receipt of the request by Nationwide. Nationwide reserves the right, if such a request is made by a Contract owner, to transfer, in any one-month period commencing on the transfer date, no more than $1,000,000 or 5% of the value on the transfer date of all Accumulation units under the Contract on that date, whichever is greater. It may be advisable to consult tax counsel before making such a transfer. The amount of any transfer payment will be equal to the product of the number of Accumulation units allocated for transfer and the Accumulation unit value as of the Business Day on which any transfer is made, less any applicable contingent deferred sales charge.

UNDERWRITERS

Nationwide is the principal underwriter of the Contracts which are offered continuously. No underwriting commissions are paid.

CALCULATION OF YIELD QUOTATIONS OF MONEY MARKET SUB-ACCOUNTS

The Separate account does not include money market sub-accounts.

ANNUITY PAYMENTS

See "Purchase of Variable Annuity" and "Annuity Unit Value" in the prospectus.





                                       3


                                    27 of 78

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors of Nationwide Life Insurance
     Company and Contract Owners of
     Nationwide Life Insurance Company
     Separate Account No. 1:


We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide Life Insurance Company Separate Account No. 1, including the schedule of portfolio investments, as of December 31, 1998, and the related statements of operations and changes in contract owners' equity for each of the years in the two-year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company Separate Account No. 1 as of December 31, 1998, and the results of its operations and its changes in contract owners' equity for each of the years in the two-year period then ended in conformity with generally accepted accounting principles.

                                                                        KPMG LLP


Columbus, Ohio
March 12, 1999

                        NATIONWIDE LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT NO. 1

                        Statement of Assets, Liabilities
                           and Contract Owners' Equity

                                December 31, 1998
Assets:
    Cash                                                             $     3,961
    Investments in securities at market value, per accompanying
            schedule of portfolio investments (cost $21,723,171)      48,980,248
    Dividends receivable                                                  32,297
    Accounts receivable                                                  296,819
                                                                     -----------


          Total assets                                                49,313,325
                                                                     -----------


Liabilities:
    Accounts payable to Nationwide Life Insurance Company                126,338
                                                                     -----------


Contract owners' equity (note 3)                                     $49,186,987
                                                                     ===========

See accompanying notes to financial statements.

                        NATIONWIDE LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT NO. 1

                                Statements of Operations and Changes
                                     in Contract Owners' Equity

                               Years ended December 31, 1998 and 1997
                                                                         1998             1997
                                                                         ----             ----
Investment activity:
          Dividends and interest                                      $   700,601          788,152
          Mortality and expense charges (note 2):
             AOCS                                                         (29,830)         (29,468)
             RACS                                                         (38,994)         (38,611)
             HACS                                                        (168,374)              --
             VACS                                                            (428)            (535)
                                                                      -----------      -----------
               Net investment activity                                    462,975          719,538
                                                                      -----------      -----------

          Proceeds from sales of investments                           15,722,970        8,216,571
          Cost of investments sold                                      8,259,292        3,374,802
                                                                      -----------      -----------
               Realized gain on investments                             7,463,678        4,841,769
          Change in unrealized gain on investments                       (659,379)       6,554,372
                                                                      -----------      -----------
               Net gain on investments                                  6,804,299       11,396,141
                                                                      -----------      -----------

               Net increase in contract owners' equity resulting
                       from operations                                  7,267,274       12,115,679
                                                                      -----------      -----------

Equity transactions:
          Deposits received from contract owners                          571,678        1,265,980
          Contract withdrawals and transfers                           (7,952,617)      (5,663,274)
          Annuity payments                                                (89,410)         (89,084)
          Adjustment to maintain annuity reserves                         125,211         (370,185)
          Contract charges (note 2)                                       (28,737)        (196,773)
                                                                      -----------      -----------


                            Net equity transactions                    (7,373,875)      (5,053,336)
                                                                      -----------      -----------


Net change in contract owners' equity                                    (106,601)       7,062,343

Contract owners' equity:
               At beginning of year                                    49,293,588       42,231,245
                                                                      -----------      -----------

               At end of year                                         $49,186,987       49,293,588
                                                                      ===========      ===========

See accompanying notes to financial statements.

                        NATIONWIDE LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT NO. 1

                          Notes to Financial Statements

                           December 31, 1998 and 1997


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (A) ACCOUNTING ENTITY AND NATURE OF OPERATIONS
         Effective April 1, 1967, Separate Account No. 1 (Separate Account) of Nationwide Life Insurance Company (NLIC) was established in accordance with the laws of the State of Ohio. The Separate Account is the accounting entity wherein all segregated variable annuity account transactions of the contract owners are to be reflected. This account contains the contract owners' equity and reflects the variable annuity reserves of the contract owners receiving variable annuity payments. The assets and liabilities of the Separate Account are clearly identifiable and distinguished from the other assets and liabilities of NLIC.

         NLIC offers a tax qualified group common stock variable annuity contract through the Separate Account. The primary distribution for the contracts is with corporate pension plans through Pension Plan Administrators.

     (B) ANNUITY CONTRACTS
         As of December 31, 1998, the Separate Account has five annuity contracts (two fixed-dollar annuity benefit contracts and three variable-dollar annuity benefit contracts). During the accumulation phase, no guarantees are made regarding amounts which will ultimately be available in the form of annuity payments to participants under the fixed-dollar or variable-dollar annuity benefit contracts.

     (C) SECURITY VALUATION, TRANSACTIONS AND RELATED INVESTMENT INCOME
         Common stocks are valued at market prices which are based on published quotations on December 31, 1998. Short-term investments through Nationwide Cash Management Company (NCMC), an affiliate of NLIC, are valued at amortized cost, which approximates market. Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

     (D) FEDERAL INCOME TAXES
         Under current IRC statutes, no federal income taxes are provided on the earnings or appreciation of funds held for qualified plans in the Separate Account. Taxes are the responsibility of the contract owner receiving payments.

     (E) USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
         The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates

     (F) RECLASSIFICATIONS
         Certain prior year information has been reclassified to conform with current year presentation.

                                                                     (Continued)

                        NATIONWIDE LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT NO. 1

                    Notes to Financial Statements, Continued


(2)  CONTRACT CHARGES
     Contracts participating in the Separate Account currently provide for contract expenses that vary depending on the type of contract issued within the Separate Account. Only one contract type, the group common stock variable annuity contract, is registered with the Securities and Exchange Commission (SEC) under the Securities Act of 1933 (1933 Act). The remaining contract types that are named below qualify for exemption under Section 3(a)(2) of the 1933 Act and are therefore not registered with the SEC. The charges for each contract type are assessed to cover expenses associated with administering the contracts available in the Separate Account. The charges listed below may be deducted from participants' contracts or paid directly to NLIC by participants:

     (A) FIXED-DOLLAR ANNUITY BENEFIT CONTRACTS
         Fixed-dollar annuity benefit contracts provide for periodic charges for expenses established under each contract. There are two types of fixed-dollar annuity benefit contracts issued under the Separate
         Account: deposit administration contracts (AOCS) and retirement accumulation contracts (RACS). AOCS contracts assess a charge equal to the annual effective rate of 0.35% of each participant's account. RACS contracts assess a charge equal to the annual effective rate of 1.44% of each participant's account.

     (B) VARIABLE-DOLLAR ANNUITY BENEFIT CONTRACTS ISSUED PRIOR TO MAY 1, 1982 Variable-dollar annuity benefit contracts issued prior to May 1, 1982
         (VACS) provide for a percentage of each participant's contributions to be used to cover expenses (including commissions paid to the sales representatives) and contingencies. The contingency percentage is 5% of contributions for participants whose employers adopted the contract prior to May 1, 1973 and 6.5% of contributions for participants whose employers adopted the contract on May 1, 1973 and before May 1, 1982.

         For all VACS contracts, a charge equal to the annual effective rate of 0.50% of each participant's account balance will be assessed. In addition, an annual charge of not more than $25 for the first year of participation in the contract and $10 thereafter may be assessed to the contracts.

     (C) VARIABLE-DOLLAR ANNUITY BENEFIT CONTRACTS ISSUED ON OR AFTER MAY 1,
         1982
         For variable-dollar annuity benefit contracts issued on or after May 1, 1982 (group common stock variable annuity contracts), the Separate Account does not deduct a sales charge from contributions received from the participants. However, if any part of the contract is surrendered, the Separate Account will, with certain exceptions, deduct from a participant's contract value a contingent deferred sales charge to be used to cover expenses (including commissions paid to the sales representatives) and contingencies not to exceed 6.5% of contributions, such charge declining to 0% after the contribution has been held in the contract for 96 months. Surrenders are applied to the earliest contributions held in the contract.

         A charge equal to the annual effective rate of 1.3% of each participant's account balance may be assessed. In 1998 and 1997, NLIC waived the 1.3% charge for contracts issued to NLIC agents (HRCS) due to savings realized by NLIC with regard to sales commissions and administrative costs. For contracts issued to all other participants
         (HACS), effective January 1, 1998, the Separate Account began assessing the 1.3% charge through a reduction in the unit value. Prior to January 1, 1998, the charge was assessed as a reduction of the contract owners' accumulation units. In addition, an annual charge not to exceed $15 of each participant's account may also be assessed to all group common stock variable annuity contracts.

                                                                     (Continued)

                        NATIONWIDE LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT NO. 1

                    Notes to Financial Statements, Continued


(3)  ACCUMULATION AND EQUITY UNITS
     The number of accumulation and equity units, reserve value per unit and related amount of contract owners' equity in annuity reserve (including $567,235 for annuities in the payout phase) as of December 31, 1998 are:

                                                    Reserve      Contact owners'
                        Accumulation     Equity     value          equity in
     Contracts             units         units     per unit*    annuity reserves
     ---------             -----         -----     ---------    ----------------
AOCS (100% reserve)         --          147,629    43.491803       $ 6,420,651
AOCS (95% reserve)          --           57,225    43.491803         2,488,818
RACS                        --           76,291    37.206308         2,838,506
HRCS                     545,352           --      44.355173        24,189,182
HACS                     301,049           --      43.783811        13,181,073
VACS                       1,685           --      40.805156            68,757
                         =======        =======    =========       ===========
                                                                   $49,186,987
                                                                   ===========

* Reserve value per unit represents redemption value.

The components of each of these unit values are as follows:

                                        AOCS          RACS          HRCS          HACS          VACS
                                        ----          ----          ----          ----          ----
1998:
Beginning unit value - Jan. 1        $37.710356     32.613242     38.324427     38.324427     35.433862
Reinvested dividends and interest      0.575530      0.495325      0.585531      0.581749      0.538311
Realized and unrealized gain           5.349493      4.605826      5.445215      5.417037      5.025565
Mortality and expense charges         (0.143576)    (0.508085)     0.000000     (0.539402)    (0.192582)
                                     ----------     ---------     ---------     ---------     ---------
Ending unit value - Dec. 31          $43.491803     37.206308     44.355173     43.783811     40.805156
                                     ==========     =========     =========     =========     =========

Percentage increase in unit value        15%           14%           16%           14%           15%

1997:
Beginning unit value - Jan. 1        $29.386238     25.692205     29.760295        --         27.653613
Reinvested dividends and interest      0.571081      0.499970      0.578798        --          0.540347
Realized and unrealized gain           7.870978      6.842901      7.985334        --          7.398331
Mortality and expense charges         (0.117941)    (0.421834)     0.000000        --         (0.158429)
                                     ----------     ---------     ---------     ---------     ---------
Ending unit value - Dec. 31          $37.710356     32.613242     38.324427        --         35.433862
                                     ==========     =========     =========     =========     =========
Percentage increase in unit value        28%           27%           29%           --            28%

(4)  RELATED PARTY TRANSACTIONS
     In 1982, the Separate Account entered into an agreement with NCMC, an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. The following represents funds invested in NCMC throughout 1998 and is included in the investments in the accompanying financial statements:

     Investment in NCMC, beginning of year               $    191,799
     Purchases                                             16,839,025
     Sales                                                (13,839,597)
                                                         ------------
     Investment in NCMC, end of year                     $  3,191,227
                                                         ============

                        NATIONWIDE LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT NO. 1

                                    Schedule of Portfolio Investments

                                            December 31, 1998
                                                          Number                           Market
  Name of issuer and title of issue                      of shares        Cost(1)          Value
  ---------------------------------                      ---------        -------          ------
COMMON STOCKS (93.5%)

  BROADCASTING (2.8%)
     Cox Communications, Inc., Class A (2)                 20,130       $   674,941      $ 1,391,486
                                                          -------       -----------      -----------
                                                           20,130           674,941        1,391,486
                                                          -------       -----------      -----------

  BUILDING MATERIALS (4.8%)
     Vulcan Materials Co.                                  18,000            87,908        2,368,125
                                                          -------       -----------      -----------
                                                           18,000            87,908        2,368,125
                                                          -------       -----------      -----------

  CABLE SERVICES (2.2%)
     MediaOne Group, Inc.                                  22,500           754,832        1,057,500
                                                          -------       -----------      -----------
                                                           22,500           754,832        1,057,500
                                                          -------       -----------      -----------

  CHEMICAL (1.9%)
     Monsanto Company                                      20,000           150,271          950,000
                                                          -------       -----------      -----------
                                                           20,000           150,271          950,000
                                                          -------       -----------      -----------

  COMMERCIAL BANK (2.8%)
     Bank One Corporation                                  27,225           561,807        1,390,177
                                                          -------       -----------      -----------
                                                           27,225           561,807        1,390,177
                                                          -------       -----------      -----------

  COMPUTERS AND SEMICONDUCTORS (10.1%)
     Cisco Systems, Inc. (2)                               14,775           546,514        1,371,305
     Intel Corporation                                      8,500           241,978        1,007,781
     International Business Machines Corporation           14,000           830,493        2,581,250
                                                          -------       -----------      -----------
                                                           37,275         1,618,985        4,960,336
                                                          -------       -----------      -----------

  COMPUTER SERVICES (0.7%)
     IMS Health, Inc.                                       4,400            87,652          331,925
                                                          -------       -----------      -----------
                                                            4,400            87,652          331,925
                                                          -------       -----------      -----------

  DRUGS AND COSMETICS (19.7%)
     American Home Products Corp.                          32,000           593,720        1,804,000
     Bristol-Myers Squibb Company                          18,000           257,293        2,408,625
     Pfizer, Inc.                                          10,000           179,266        1,250,000
     Schering-Plough Corporation                           31,600           106,328        1,745,900
     Warner-Lambert Company                                32,400           270,933        2,436,074
                                                          -------       -----------      -----------
                                                          124,000         1,407,540        9,644,599
                                                          -------       -----------      -----------

                                                                     (Continued)

                        NATIONWIDE LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT NO. 1

                               Schedule of Portfolio Investments, Continued

                                            December 31, 1998
                                                          Number                           Market
  Name of issuer and title of issue                      of shares        Cost(1)          Value
  ---------------------------------                      ---------        -------          ------
Common Stocks, Continued

  ENTERTAINMENT (1.8%)
     Walt Disney Company                                   30,000       $   241,875      $   900,000
                                                          -------       -----------      -----------
                                                           30,000           241,875          900,000
                                                          -------       -----------      -----------

  FINANCIAL SERVICES (8.7%)
     Chubb Corporation                                     20,800           287,872        1,346,800
     Citigroup, Inc.                                       32,500           574,665        1,614,844
     Wells Fargo Co.                                       32,000           931,392        1,278,000
                                                          -------       -----------      -----------
                                                           85,300         1,793,929        4,239,644
                                                          -------       -----------      -----------

  FOODS AND BEVERAGES (4.1%)
     Pepsico, Inc.                                         32,000           374,959        1,308,000
     Ralston Purina Group                                  22,287           302,732          715,970
                                                          -------       -----------      -----------
                                                           54,287           677,691        2,023,970
                                                          -------       -----------      -----------

  HEALTH CARE (1.4%)
     Healthsouth Corporation                               44,740         1,218,941          690,674
                                                          -------       -----------      -----------
                                                           44,740         1,218,941          690,674
                                                          -------       -----------      -----------

  HEALTH SERVICES (0.2%)
     Baxter International, Inc.                             1,600            42,409          102,900
                                                          -------       -----------      -----------
                                                            1,600            42,409          102,900
                                                          -------       -----------      -----------

  HOUSEHOLD PRODUCTS (10.8%)
     Avon Products, Inc.                                   44,000           503,535        1,947,000
     Gillette Company                                      30,400           267,648        1,453,500
     Procter & Gamble Company                              20,400           432,384        1,862,775
                                                          -------       -----------      -----------
                                                           94,800         1,203,567        5,263,275
                                                          -------       -----------      -----------

  INSURANCE (2.5%)
     American International Group, Inc.                    12,500           920,281        1,207,813
                                                          -------       -----------      -----------
                                                           12,500           920,281        1,207,813
                                                          -------       -----------      -----------

  MISCELLANEOUS (4.8%)
     Caterpillar, Inc.                                     14,000           469,140          644,000
     Corning, Inc.                                         23,000           650,652        1,035,000
     IKON Office Solutions, Inc.                           39,400         1,037,249          337,363
     Mattel, Inc.                                          15,140            60,448          355,790
                                                          -------       -----------      -----------
                                                           91,540         2,217,489        2,372,153
                                                          -------       -----------      -----------

                                                                     (Continued)

                        NATIONWIDE LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT NO. 1

                               Schedule of Portfolio Investments, Continued

                                            December 31, 1998
                                                          Number                           Market
  Name of issuer and title of issue                      of shares        Cost(1)          Value
  ---------------------------------                      ---------        -------          ------
Common Stocks, Continued

  MEDICAL EQUIPMENT (4.6%)
     Medtronic, Inc.                                       19,800       $   613,893      $ 1,470,769
     Millipore Corp.                                       27,200         1,185,394          770,100
                                                          -------       -----------      -----------
                                                           47,000         1,799,287        2,240,869
                                                          -------       -----------      -----------

  OIL AND GAS (1.8%)
     Mobil Corporation                                      4,800           166,464          418,200
     Schlumberger Limited                                  10,000           278,830          463,750
                                                          -------       -----------      -----------
                                                           14,800           445,294          881,950
                                                          -------       -----------      -----------

  PRINTING AND PUBLISHING (6.5%)
     American Greetings Corp., Class A                     19,000           318,142          780,187
     Gannett, Inc.                                         24,000           405,748        1,548,000
     Gibson Greetings, Inc. (2)                            27,500           614,062          326,563
     Knight-Ridder, Inc.                                   10,000           215,969          511,250
                                                          -------       -----------      -----------
                                                           80,500         1,553,921        3,166,000
                                                          -------       -----------      -----------

  RETAIL (1.3%)
     Consolidated Stores Corporation                       30,000         1,073,324          605,625
                                                          -------       -----------      -----------
                                                           30,000         1,073,324          605,625
                                                          -------       -----------      -----------

                                                          860,597        18,531,944       45,789,021
                                                          -------       -----------      -----------


SHORT-TERM SECURITIES (6.5%)
     Nationwide Cash Management Company
       Participation (affiliated entity, see note 4)                      3,191,227        3,191,227
                                                                        -----------      -----------

                                                                        $21,723,171      $48,980,248
                                                                        ===========      ===========

(1) Also represents cost for federal income tax purposes.
(2) Denotes non-income producing securities.


See accompanying notes to financial statements.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Nationwide Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (collectively the Company), a wholly owned subsidiary of Nationwide Financial Services, Inc., as of December 31, 1998 and 1997, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                                        KPMG LLP


Columbus, Ohio
January 29, 1999

                     NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
             (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                                 Consolidated Balance Sheets

                     (in millions of dollars, except per share amounts)


                                                                          December 31,
                                                                    -----------------------
                                        Assets                        1998          1997
                                        ------                      ---------     ---------
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                       $14,245.1     $13,204.1
    Equity securities                                                   127.2          80.4
  Mortgage loans on real estate, net                                  5,328.4       5,181.6
  Real estate, net                                                      243.6         311.4
  Policy loans                                                          464.3         415.3
  Other long-term investments                                            44.0          25.2
  Short-term investments                                                289.1         358.4
                                                                    ---------     ---------
                                                                     20,741.7      19,576.4
                                                                    ---------     ---------

Cash                                                                      3.4         175.6
Accrued investment income                                               218.7         210.5
Deferred policy acquisition costs                                     2,022.2       1,665.4
Other assets                                                            420.3         438.4
Assets held in separate accounts                                     50,935.8      37,724.4
                                                                    ---------     ---------
                                                                    $74,342.1     $59,790.7
                                                                    =========     =========

                         Liabilities and Shareholder's Equity
                         ------------------------------------
Future policy benefits and claims                                   $19,767.1     $18,702.8
Other liabilities                                                       866.1         885.6
Liabilities related to separate accounts                             50,935.8      37,724.4
                                                                    ---------     ---------
                                                                     71,569.0      57,312.8
                                                                    ---------     ---------

Commitments and contingencies (notes 7 and 12)

Shareholder's equity:
  Common stock, $1 par value.  Authorized 5.0 million shares;
    3.8 million shares issued and outstanding                             3.8           3.8
  Additional paid-in capital                                            914.7         914.7
  Retained earnings                                                   1,579.0       1,312.3
  Accumulated other comprehensive income                                275.6         247.1
                                                                    ---------     ---------
                                                                      2,773.1       2,477.9
                                                                    ---------     ---------
                                                                    $74,342.1     $59,790.7
                                                                    =========     =========

See accompanying notes to consolidated financial statements.

                                NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                                         Consolidated Statements of Income

                                             (in millions of dollars)


                                                                                    Years ended December 31,
                                                                              -----------------------------------
                                                                                 1998         1997        1996
                                                                              --------     --------     ---------
Revenues:
  Policy charges                                                              $  698.9     $  545.2     $  400.9
  Life insurance premiums                                                        200.0        205.4        198.6
  Net investment income                                                        1,481.6      1,409.2      1,357.8
  Realized gains (losses) on investments                                          28.4         11.1         (0.3)
  Other                                                                           66.8         46.5         35.9
                                                                              --------     --------     --------
                                                                               2,475.7      2,217.4      1,992.9
                                                                              --------     --------     --------
Benefits and expenses:
  Interest credited to policyholder account balances                           1,069.0      1,016.6        982.3
  Other benefits and claims                                                      175.8        178.2        178.3
  Policyholder dividends on participating policies                                39.6         40.6         41.0
  Amortization of deferred policy acquisition costs                              214.5        167.2        133.4
  Other operating expenses                                                       419.7        384.9        342.4
                                                                              --------     --------     --------
                                                                               1,918.6      1,787.5      1,677.4
                                                                              --------     --------     --------

    Income from continuing operations before federal income tax expense          557.1        429.9        315.5

Federal income tax expense                                                       190.4        150.2        110.9
                                                                              --------     --------     --------

    Income from continuing operations                                            366.7        279.7        204.6

Income from discontinued operations (less federal income tax expense
  of $4.5 in 1996)                                                                --           --           11.3
                                                                              --------     --------     --------

    Net income                                                                $  366.7     $  279.7     $  215.9
                                                                              ========     ========     ========

See accompanying notes to consolidated financial statements.

                             NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                              Consolidated Statements of Shareholder's Equity

                                Years ended December 31, 1998, 1997 and 1996
                                         (in millions of dollars)


                                                                                  Accumulated
                                                         Additional                  other         Total
                                              Common      paid-in      Retained  comprehensive  shareholder's
                                              stock       capital      earnings      income        equity
                                              -----       -------      --------      ------        ------
December 31, 1995                             $  3.8     $ 657.2      $1,583.2      $ 384.3      $2,628.5

Comprehensive income:
    Net income                                  --          --           215.9         --           215.9
    Net unrealized losses on securities
      available-for-sale arising during
      the year                                  --          --            --         (170.9)       (170.9)
                                                                                                 --------
  Total comprehensive income                                                                         45.0
                                                                                                 --------
Dividends to shareholder                        --        (129.3)       (366.5)       (39.8)       (535.6)
                                              ------     -------      --------      -------      --------
December 31, 1996                                3.8       527.9       1,432.6        173.6       2,137.9

Comprehensive income:
    Net income                                  --          --           279.7         --           279.7
    Net unrealized gains on securities
      available-for-sale arising during
      the year                                  --          --            --           73.5          73.5
                                                                                                 --------
  Total comprehensive income                                                                        353.2
                                                                                                 --------
Capital contribution                            --         836.8          --           --           836.8
Dividend to shareholder                         --        (450.0)       (400.0)        --          (850.0)
                                              ------     -------      --------      -------      --------
December 31, 1997                                3.8       914.7       1,312.3        247.1       2,477.9

Comprehensive income:
    Net income                                  --          --           366.7         --           366.7
    Net unrealized gains on securities
      available-for-sale arising during
      the year                                  --          --            --           28.5          28.5
                                                                                                 --------
  Total comprehensive income                                                                        395.2
                                                                                                 --------
Dividend to shareholder                         --          --          (100.0)        --          (100.0)
                                              ------     -------      --------      -------      --------
December 31, 1998                             $  3.8     $ 914.7      $1,579.0      $ 275.6      $2,773.1
                                              ======     =======      ========      =======      ========


See accompanying notes to consolidated financial statements.


                                     NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                                           Consolidated Statements of Cash Flows

                                                  (in millions of dollars)


                                                                                           Years ended December 31,
                                                                                   ---------------------------------------
                                                                                     1998           1997            1996
                                                                                   ---------      ---------      ---------
Cash flows from operating activities:
  Net income                                                                       $   366.7      $   279.7      $   215.9
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                             1,069.0        1,016.6          982.3
      Capitalization of deferred policy acquisition costs                             (584.2)        (487.9)        (422.6)
      Amortization of deferred policy acquisition costs                                214.5          167.2          133.4
      Amortization and depreciation                                                     (8.5)          (2.0)           7.0
      Realized gains on invested assets, net                                           (28.4)         (11.1)          (0.3)
      (Increase) decrease in accrued investment income                                  (8.2)          (0.3)           2.8
      (Increase) decrease in other assets                                               16.4          (12.7)         (38.9)
      Decrease in policy liabilities                                                    (8.3)         (23.1)        (151.0)
      (Decrease) increase in other liabilities                                         (34.8)         230.6          191.4
      Other, net                                                                       (11.3)         (10.9)         (61.7)
                                                                                   ---------      ---------      ---------
        Net cash provided by operating activities                                      982.9        1,146.1          858.3
                                                                                   ---------      ---------      ---------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                            1,557.0          993.4        1,162.8
  Proceeds from sale of securities available-for-sale                                  610.5          574.5          299.6
  Proceeds from repayments of mortgage loans on real estate                            678.2          437.3          309.0
  Proceeds from sale of real estate                                                    103.8           34.8           18.5
  Proceeds from repayments of policy loans and sale of other invested assets            23.6           22.7           22.8
  Cost of securities available-for-sale acquired                                    (3,182.8)      (2,828.1)      (1,573.6)
  Cost of mortgage loans on real estate acquired                                      (829.1)        (752.2)        (972.8)
  Cost of real estate acquired                                                          (0.8)         (24.9)          (7.9)
  Policy loans issued and other invested assets acquired                               (88.4)         (62.5)         (57.7)
  Short-term investments, net                                                           69.3         (354.8)          28.0
                                                                                   ---------      ---------      ---------
        Net cash used in investing activities                                       (1,058.7)      (1,959.8)        (771.3)
                                                                                   ---------      ---------      ---------

Cash flows from financing activities:
  Proceeds from capital contributions                                                   --            836.8           --
  Cash dividends paid                                                                 (100.0)          --            (50.0)
  Increase in investment product and universal life insurance
    product account balances                                                         2,682.1        2,488.5        1,781.8
  Decrease in investment product and universal life insurance
    product account balances                                                        (2,678.5)      (2,379.8)      (1,784.5)
                                                                                   ---------      ---------      ---------
        Net cash (used in) provided by financing activities                            (96.4)         945.5          (52.7)
                                                                                   ---------      ---------      ---------
Net (decrease) increase in cash                                                       (172.2)         131.8           34.3

Cash, beginning of year                                                                175.6           43.8            9.5
                                                                                   ---------      ---------      ---------
Cash, end of year                                                                  $     3.4      $   175.6      $    43.8
                                                                                   =========      =========      =========

See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

                        December 31, 1998, 1997 and 1996



(1)      Organization and Description of Business
         ----------------------------------------

         Prior to January 27, 1997, Nationwide Life Insurance Company (NLIC) was wholly owned by Nationwide Corporation (Nationwide Corp.). On that date, Nationwide Corp. contributed the outstanding shares of NLIC's common stock to Nationwide Financial Services, Inc. (NFS), a holding company formed by Nationwide Corp. in November 1996 for NLIC and the other companies within the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. On March 11, 1997, NFS completed an initial public offering of its Class A common stock.

         During 1996 and 1997, Nationwide Corp. and NFS completed certain transactions in anticipation of the initial public offering that focused the business of NFS on long-term savings and retirement products. On September 24, 1996, NLIC declared a dividend payable to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of certain subsidiaries that do not offer or distribute long-term savings or retirement products. In addition, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to two affiliates effective January 1, 1996. These subsidiaries, through December 31, 1996, and all accident and health and group life insurance business have been accounted for as discontinued operations for all periods presented. See notes 10 and 14. Additionally, NLIC paid $900.0 million of dividends, $50.0 million to Nationwide Corp. on December 31, 1996 and $850.0 million to NFS, which then made an equivalent dividend to Nationwide Corp., on February 24, 1997.

         NFS contributed $836.8 million to the capital of NLIC during March
         1997.

         Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC), Nationwide Advisory Services, Inc., Nationwide Investment Services Corporation and NWE, Inc. NLIC and its subsidiaries are collectively referred to as "the Company."

         The Company is a leading provider of long-term savings and retirement products, including variable annuities, fixed annuities and life insurance.

(2)      Summary of Significant Accounting Policies
         ------------------------------------------

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for NLIC and NLAIC, filed with the Department of Insurance of the State of Ohio (the Department), are prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  Consolidation Policy
              --------------------

              The consolidated financial statements include the accounts of NLIC and its wholly owned subsidiaries. Operations that are classified and reported as discontinued operations are not consolidated but rather are reported as "Income from discontinued operations" in the accompanying consolidated statements of income. All significant intercompany balances and transactions have been eliminated.

         (b)  Valuation of Investments and Related Gains and Losses
              -----------------------------------------------------

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1998 or 1997.

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         (c)  Revenues and Benefits
              ---------------------

              Investment Products and Universal Life Insurance Products:
              Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         (d)  Deferred Policy Acquisition Costs
              ---------------------------------

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. For traditional life insurance products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(b).

         (e)  Separate Accounts
              -----------------

              Separate account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. For all but $743.9 million of separate account assets, the investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives.

         (f)  Future Policy Benefits
              ----------------------

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges. The average interest rate credited on investment product policy reserves was 6.0%, 6.1% and 6.3% for the years ended December 31, 1998, 1997 and 1996, respectively.

              Future policy benefits for traditional life insurance policies have been calculated by the net level premium method using interest rates varying from 6.0% to 10.5% and estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         (g)  Participating Business
              ----------------------

              Participating business represents approximately 40% in 1998 (50% in 1997 and 52% in 1996) of the Company's life insurance in force, 74% in 1998 (77% in 1997 and 78% in 1996) of the number of life insurance policies in force, and 14% in 1998 (27% in 1997 and 40% in 1996) of life insurance statutory premiums. The provision for policyholder dividends is based on current dividend scales and is included in "Future policy benefits and claims" in the accompanying consolidated balance sheets.

         (h)  Federal Income Tax
              ------------------

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC), the majority shareholder of Nationwide Corp. The members of the consolidated tax return group have a tax sharing arrangement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (i)  Reinsurance Ceded
              -----------------

              Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis. All of the Company's accident and health and group life insurance business is ceded to affiliates and is accounted for as discontinued operations. See notes 10 and 14.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



(j)           Recently Issued Accounting Pronouncements
              -----------------------------------------

              On January 1, 1998 the Company adopted SFAS No. 131 - Disclosures about Segments of an Enterprise and Related Information (SFAS
              131). SFAS 131 supersedes SFAS No. 14 - Financial Reporting for Segments of a Business Enterprise. SFAS 131 establishes standards for public business enterprises to report information about operating segments in annual financial statements and selected information about operating segments in interim financial reports. SFAS 131 also establishes standards for related disclosures about products and services, geographic areas, and major customers. The adoption of SFAS 131 did not affect results of operations or financial position, nor did it affect the manner in which the Company defines its operating segments. The segment information required for annual financial statements is included in note 13.

              On January 1, 1998, the Company adopted SFAS No. 132 - Employers' Disclosures about Pensions and Other Postretirement Benefits (SFAS
              132). SFAS 132 revises employers' disclosures about pension and other postretirement benefit plans. The Statement does not change the measurement or recognition of benefit plans in the financial statements. The revised disclosures required by SFAS 132 are included in note 8.

              In June 1998, the FASB issued SFAS No. 133 - Accounting for Derivative Instruments and Hedging Activities (SFAS 133). SFAS 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. Contracts that contain embedded derivatives, such as certain insurance contracts, are also addressed by the Statement. SFAS 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The Statement is effective for fiscal years beginning after June 15, 1999. It may be implemented earlier provided adoption occurs as of the beginning of any fiscal quarter after issuance. The Company plans to adopt this Statement in first quarter 2000 and is currently evaluating the impact on results of operations and financial condition.

              In March 1998, The American Institute of Certified Public Accountant's Accounting Standards Executive Committee issued Statement of Position 98-1 - Accounting for the Costs of Computer Software Developed or Obtained for Internal Use (SOP 98-1). SOP 98-1 provides guidance intended to standardize accounting practices for costs incurred to develop or obtain computer software for internal use. Specifically, SOP 98-1 provides guidance for determining whether computer software is for internal use and when costs incurred for internal use software are to be capitalized. SOP 98-1 is effective for financial statements for fiscal years beginning after December 15, 1998. The Company does not expect the adoption of SOP 98-1, which occurred on January 1, 1999, to have a material impact on the Company's financial statements.


         (k)  Reclassification
              ----------------

              Certain items in the 1997 and 1996 consolidated financial statements have been reclassified to conform to the 1998 presentation.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



(3)      Investments
         -----------

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 1998 and 1997 were:

                                                                                     Gross         Gross
                                                                     Amortized     unrealized    unrealized     Estimated
             (in millions of dollars)                                  cost           gains        losses       fair value
             ------------------------                                  ----           -----        ------       ----------
             December 31, 1998:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies              $   255.9       $ 13.0        $   --        $   268.9
                 Obligations of states and political subdivisions          1.6           --            --              1.6
                 Debt securities issued by foreign governments           106.5          4.5            --            111.0
                 Corporate securities                                  9,899.6        423.2         (18.7)        10,304.1
                 Mortgage-backed securities                            3,457.7        104.2          (2.4)         3,559.5
                                                                     ---------       ------        ------        ---------
                     Total fixed maturity securities                  13,721.3        544.9         (21.1)        14,245.1
               Equity securities                                         110.4         18.3          (1.5)           127.2
                                                                     ---------       ------        ------        ---------
                                                                     $13,831.7       $563.2        $(22.6)       $14,372.3
                                                                     =========       ======        ======        =========

             December 31, 1997:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies              $   305.1       $  8.6        $   --        $   313.7
                 Obligations of states and political subdivisions          1.6           --           --               1.6
                 Debt securities issued by foreign governments            93.3          2.7          (0.2)            95.8
                 Corporate securities                                  8,698.7        355.5         (11.5)         9,042.7
                 Mortgage-backed securities                            3,634.2        118.6          (2.5)         3,750.3
                                                                     ---------       ------        ------        ---------
                     Total fixed maturity securities                  12,732.9        485.4         (14.2)        13,204.1
               Equity securities                                          67.8         12.9          (0.3)            80.4
                                                                     ---------       ------        ------        ---------
                                                                     $12,800.7       $498.3        $(14.5)       $13,284.5
                                                                     =========       ======        ======        =========

         As of December 31, 1998 the Company had entered into S&P 500 futures contracts with a notional amount of $20.0 million to reduce the risk of changes in the fair market value of certain investments classified as equity securities. These contracts had an unrealized loss of $1.3 million as of December 31, 1998 which is included in the recorded amount of the equity securities and in accumulated other comprehensive income, net of tax, similar to other unrealized gains and losses on securities available-for-sale.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1998, by expected maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                   Amortized        Estimated
             (in millions of dollars)                                                 cost          fair value
                                                                                      ----          ----------
             Fixed maturity securities available for sale:
               Due in one year or less                                              $ 2,019.9        $ 2,048.0
               Due after one year through five years                                  8,169.1          8,470.6
               Due after five years through ten years                                 2,795.0          2,927.7
               Due after ten years                                                      737.3            798.8
                                                                                    ---------        ---------
                                                                                    $13,721.3        $14,245.1
                                                                                    =========        =========

         The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:

             (in millions of dollars)                                                1998          1997
                                                                                     ----          ----
             Gross unrealized gains                                                 $ 540.6       $ 483.8
             Adjustment to deferred policy acquisition costs                         (116.6)       (103.7)
             Deferred federal income tax                                             (148.4)       (133.0)
                                                                                    -------       -------
                                                                                    $ 275.6       $ 247.1
                                                                                    =======       =======

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:

             (in millions of dollars)                                         1998          1997          1996
                                                                              ----          ----          ----
             Securities available-for-sale:
               Fixed maturity securities                                      $52.6        $137.5       $(289.2)
               Equity securities                                                4.2          (2.7)          8.9
                                                                              -----        ------       -------
                                                                              $56.8        $134.8       $(280.3)
                                                                              =====        ======       =======

         Proceeds from the sale of securities available-for-sale during 1998, 1997 and 1996 were $610.5 million, $574.5 million and $299.6 million, respectively. During 1998, gross gains of $9.0 million ($9.9 million and $6.6 million in 1997 and 1996, respectively) and gross losses of $7.6 million ($18.0 million and $6.9 million in 1997 and 1996, respectively) were realized on those sales. In addition, gross gains of $15.1 million and gross losses of $0.7 million were realized in 1997 when the Company paid a dividend to NFS, which then made an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million.

         The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1998 was $3.7 million. No valuation allowance has been recorded for these loans as of December 31, 1998. The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1997 was $19.9 million which includes $3.9 million of impaired mortgage loans on real estate for which the related valuation allowance was $0.1 million and $16.0 million of impaired mortgage loans on real estate for which there was no valuation allowance. During 1998, the average recorded investment in impaired mortgage loans on real estate was approximately $9.1 million ($31.8 million in 1997) and interest income recognized on those loans was $0.3 million ($1.0 million in 1997), which is equal to interest income recognized using a cash-basis method of income recognition.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

             (in millions of dollars)                                                1998          1997
                                                                                     ----          ----
             Allowance, beginning of year                                            $42.5         $51.0
               Reductions credited to operations                                      (0.1)         (1.2)
               Direct write-downs charged against the allowance                         --          (7.3)
                                                                                     -----         -----
             Allowance, end of year                                                  $42.4         $42.5
                                                                                     =====         =====

         Real estate is presented at cost less accumulated depreciation of $21.5 million as of December 31, 1998 ($45.1 million as of December 31, 1997) and valuation allowances of $5.4 million as of December 31, 1998 ($11.1 million as of December 31, 1997).

         Investments that were non-income producing for the twelve month period preceding December 31, 1998 amounted to $42.4 million ($19.4 million for 1997) and consisted of $32.7 million ($3.0 million in 1997) in securities available-for-sale and $9.7 million ($16.4 million in 1997) in real estate.

         An analysis of investment income by investment type follows for the years ended December 31:

             (in millions of dollars)                                      1998            1997           1996
                                                                           ----            ----           ----
             Gross investment income:
               Securities available-for-sale:
                 Fixed maturity securities                                $  982.5        $  911.6       $  917.1
                 Equity securities                                             0.8             0.8            1.3
               Mortgage loans on real estate                                 458.9           457.7          432.8
               Real estate                                                    40.4            42.9           44.3
               Short-term investments                                         17.8            22.7            4.2
               Other                                                          30.7            21.0            4.0
                                                                          --------        --------       --------
                   Total investment income                                 1,531.1         1,456.7        1,403.7
             Less investment expenses                                         49.5            47.5           45.9
                                                                          --------        --------       --------
                   Net investment income                                  $1,481.6        $1,409.2       $1,357.8
                                                                          ========        ========       ========

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

             (in millions of dollars)                                        1998            1997           1996
                                                                             ----            ----           ----
             Securities available-for-sale:
               Fixed maturity securities                                    $(0.7)          $ 3.6          $(3.5)
               Equity securities                                              2.1             2.7            3.2
             Mortgage loans on real estate                                    3.9             1.6           (4.1)
             Real estate and other                                           23.1             3.2            4.1
                                                                            -----           -----          -----
                                                                            $28.4           $11.1          $(0.3)
                                                                            =====           =====          =====

         Fixed maturity securities with an amortized cost of $6.5 million and $6.2 million as of December 31, 1998 and 1997, respectively, were on deposit with various regulatory agencies as required by law.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



(4)      Federal Income Tax
         ------------------

         The Company's current federal income tax liability was $72.8 million and $60.1 million as of December 31, 1998 and 1997, respectively.

         The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 1998 and 1997 are as follows:

             (in millions of dollars)                                        1998            1997
                                                                             ----            ----
             Deferred tax assets:
               Future policy benefits                                       $207.7          $200.1
               Liabilities in Separate Accounts                              319.9           242.0
               Mortgage loans on real estate and real estate                  17.5            19.0
               Other assets and other liabilities                             58.9            59.2
                                                                            ------          ------
                 Total gross deferred tax assets                             604.0           520.3
                 Less valuation allowance                                     (7.0)           (7.0)
                                                                            ------          ------
                 Net deferred tax assets                                     597.0           513.3
                                                                            ------          ------

             Deferred tax liabilities:
               Deferred policy acquisition costs                             568.7           480.5
               Fixed maturity securities                                     212.2           193.3
               Deferred tax on realized investment gains                      34.8            40.1
               Equity securities and other long-term investments               9.6             7.5
               Other                                                          21.6            22.2
                                                                            ------          ------
                 Total gross deferred tax liabilities                        846.9           743.6
                                                                            ------          ------
                 Net deferred tax liability                                 $249.9          $230.3
                                                                            ======          ======

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Nearly all future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. There has been no change in the valuation allowance for the years ended December 31, 1998, 1997 and 1996.

         Federal income tax expense attributable to income from continuing operations for the years ended December 31 was as follows:

           (in millions of dollars)                                   1998            1997            1996
                                                                      ----            ----            ----
           Currently payable                                         $186.1          $121.7          $116.5
           Deferred tax expense (benefit)                               4.3            28.5            (5.6)
                                                                     ------          ------          ------
                                                                     $190.4          $150.2          $110.9
                                                                     ======          ======          ======

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Total federal income tax expense for the years ended December 31, 1998, 1997 and 1996 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                            1998                     1997                     1996
                                                       -----------------        ----------------        -----------------
         (in millions of dollars)                      Amount        %          Amount        %          Amount        %
                                                       ------        -          ------        -          ------        -

         Computed (expected) tax expense               $195.0      35.0         $150.5      35.0         $110.4      35.0
         Tax exempt interest and dividends
           received deduction                            (4.9)     (0.9)           -         0.0           (0.2)     (0.1)
         Other, net                                       0.3       0.1           (0.3)     (0.1)           0.7       0.3
                                                       ------      ----         ------      ----         ------      ----
             Total (effective rate of each year)       $190.4      34.2         $150.2      34.9         $110.9      35.2
                                                       ======      ====         ======      ====         ======      ====

         Total federal income tax paid was $173.4 million, $91.8 million and $115.8 million during the years ended December 31, 1998, 1997 and 1996, respectively.

(5)      Comprehensive Income
         --------------------

         Pursuant to SFAS No. 130 - Reporting Comprehensive Income, which the Company adopted January 1, 1998, the Consolidated Statements of Shareholder's Equity include a new measure called "Comprehensive Income". Comprehensive Income includes net income as well as certain items that are reported directly within separate components of shareholders' equity that bypass net income. Currently, the Company's only component of Other Comprehensive Income is unrealized gains (losses) on securities available-for-sale. The related before and after federal tax amounts are as follows:

             (in millions of dollars)                                        1998           1997           1996
                                                                             ----           ----           ----
             Unrealized gains (losses) on securities
                available-for-sale arising during the period:
                Gross                                                       $ 58.2        $141.1         $(272.4)
                Adjustment to deferred policy acquisition costs              (12.9)        (21.8)           57.0
                Related federal income tax (expense) benefit                 (15.9)        (41.7)           44.0
                                                                            ------        ------          ------
                   Net                                                        29.4          77.6          (171.4)
                                                                            ------        ------          ------

             Reclassification adjustment for net (gains) losses
                on securities available-for-sale realized
                during the period:
                Gross                                                         (1.4)         (6.3)             0.7
                Related federal income tax expense (benefit)                   0.5           2.2             (0.2)
                                                                            ------        ------          -------
                   Net                                                        (0.9)         (4.1)             0.5
                                                                            ------        ------          -------
             Total Other Comprehensive Income                               $ 28.5        $ 73.5          $(170.9)
                                                                            ======        ======          =======

(6)      Fair Value of Financial Instruments
         -----------------------------------

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              Fixed maturity and equity securities: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices. The carrying amount and fair value for equity securities exclude the fair value of futures contracts designated as hedges of equity securities.

              Mortgage loans on real estate, net: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgage loans in default is the estimated fair value of the underlying collateral.

              Policy loans, short-term investments and cash: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              Separate account assets and liabilities: The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which is net of certain surrender charges.

              Investment contracts: The fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



              Policy reserves on life insurance contracts: Included are disclosures for individual life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              Commitments to extend credit: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 7.

              Futures contracts: The fair value for futures contracts is based on quoted market prices.

           Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:

                                                                         1998                              1997
                                                               -------------------------        --------------------------
                                                                Carrying      Estimated          Carrying       Estimated
               (in millions of dollars)                          amount       fair value          amount        fair value
                                                               ---------      ----------        ---------       ----------
               Assets:
                 Investments:
                   Securities available-for-sale:
                     Fixed maturity securities                  $14,245.1      $14,245.1         $13,204.1       $13,204.1
                     Equity securities                              128.5          128.5              80.4            80.4
                   Mortgage loans on real estate, net             5,328.4        5,527.6           5,181.6         5,509.7
                   Policy loans                                     464.3          464.3             415.3           415.3
                   Short-term investments                           289.1          289.1             358.4           358.4
                 Cash                                                 3.4            3.4             175.6           175.6
                 Assets held in separate accounts                50,935.8       50,935.8          37,724.4        37,724.4

               Liabilities:
                 Investment contracts                            15,468.7       15,158.6          14,708.2        14,322.1
                 Policy reserves on life insurance contracts      3,914.0        3,768.9           3,345.4         3,182.4
                 Liabilities related to separate accounts        50,935.8       49,926.5          37,724.4        36,747.0
                 Futures contracts                                    1.3            1.3                --              --

(7)      Risk Disclosures
         ----------------

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         Credit Risk: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

         Interest Rate Risk: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Legal/Regulatory Risk: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         Financial Instruments with Off-Balance-Sheet Risk: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $156.0 million extending into 1999 were outstanding as of December 31, 1998. The Company also had $40.0 million of commitments to purchase fixed maturity securities outstanding as of December 31, 1998.

         Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 22% (20% in 1997) in any geographic area and no more than 2% (2% in 1997) with any one borrower as of December 31, 1998. As of December 31, 1998, 42% (46% in 1997) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed retail properties.

         Reinsurance: The Company has entered into a reinsurance contract to cede a portion of its general account individual annuity business to The Franklin Life Insurance Company (Franklin). Total recoveries due from Franklin were $187.9 million and $220.2 million as of December 31, 1998 and 1997, respectively. The contract is immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Under the terms of the contract, Franklin has established a trust as collateral for the recoveries. The trust assets are invested in investment grade securities, the market value of which must at all times be greater than or equal to 102% of the reinsured reserves.

(8)      Pension Plan and Postretirement Benefits Other Than Pensions
         ------------------------------------------------------------

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company. Assets of the Retirement Plan are invested in group annuity contracts of NLIC and Employers Life Insurance Company of Wausau (ELICW).

         Pension costs charged to operations by the Company during the years ended December 31, 1998, 1997 and 1996 were $2.0 million, $7.5 million and $7.4 million, respectively. The Company has recorded a prepaid pension asset of $5.0 million as of December 31, 1998 and no prepaid or accrued pension asset or expense as of December 31, 1997.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1998 and 1997 was $40.1 million and $36.5 million, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1998, 1997 and 1996 was $4.1 million, $3.0 million and $3.3 million, respectively.

         Information regarding the funded status of the pension plan as a whole and the postretirement life and health care benefit plan as a whole as of December 31, 1998 and 1997 follows:

                                                                             Pension Benefits      Postretirement Benefits
                                                                           ---------------------   -----------------------
              (in millions of dollars)                                       1998         1997         1998       1997
              ---------------------------------------------------------    --------     --------     --------   -------
              Change in benefit obligation:
              Benefit obligation at beginning of year                      $2,033.8     $1,847.8      $237.9    $ 200.7
              Service cost                                                     87.6         77.3         9.8        7.0
              Interest cost                                                   123.4        118.6        15.4       14.0
              Actuarial loss                                                  123.2         60.0        15.6       24.4
              Plan curtailment in 1998/merger in 1997                        (107.2)         1.5         -          -
              Benefits paid                                                   (75.8)       (71.4)       (8.6)      (8.2)
                                                                           --------     --------     -------    -------
              Benefit obligation at end of year                             2,185.0      2,033.8       270.1      237.9
                                                                           --------     --------     -------    -------

              Change in plan assets:
              Fair value of plan assets at beginning of year                2,212.9      1,947.9        69.2       63.0
              Actual return on plan assets                                    300.7        328.1         5.0        3.6
              Employer contribution                                           104.1          7.2        12.1       10.6
              Plan merger                                                       -            1.1         -          -
              Benefits paid                                                   (75.8)       (71.4)       (8.4)      (8.0)
                                                                           --------     --------     -------    -------
              Fair value of plan assets at end of year                      2,541.9      2,212.9        77.9       69.2
                                                                           --------     --------     -------    -------

              Funded status                                                   356.9        179.1      (192.2)    (168.7)
              Unrecognized prior service cost                                  31.5         34.7         -          -
              Unrecognized net (gains) losses                                (345.7)      (330.7)       16.0        1.6
              Unrecognized net (asset) obligation at transition               (11.0)        33.3         1.3        1.5
                                                                           --------     --------     -------    -------
              Prepaid (accrued) benefit cost                               $   31.7     $  (83.6)    $(174.9)   $(165.6)
                                                                           ========     ========     =======    =======

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Basis for measurements, funded status of the pension plan and postretirement life and health care benefit plan:

                                                                             Pension Benefits          Postretirement Benefits
                                                                          --------------------         -----------------------
                                                                            1998         1997            1998           1997
                                                                          --------      ------         --------       --------
              Weighted average discount rate                               5.50%         6.00%           6.65%         6.70%
              Rate of increase in future compensation levels               3.75%         4.25%             --            --
              Assumed health care cost trend rate:
                    Initial rate                                             --            --           15.00%        12.13%
                    Ultimate rate                                            --            --            8.00%         6.12%
                    Uniform declining period                                 --            --           15 Years      12 Years

         The net periodic pension cost for the pension plan as a whole for the years ended December 31, 1998, 1997 and 1996 follows:

              (in millions of dollars)                                                   1998         1997         1996
              --------------------------------------------------------------------------------        ----         ----
              Service cost (benefits earned during the period)                         $  87.6      $  77.3      $  75.5
              Interest cost on projected benefit obligation                              123.4        118.6        105.5
              Expected return on plan assets                                            (159.0)      (139.0)      (116.1)
              Recognized gains                                                            (3.8)         -            -
              Amortization of prior service cost                                           3.2          3.2          3.2
              Amortization of unrecognized transition obligation                           4.2          4.2          4.1
                                                                                       -------      -------      -------
                                                                                       $  55.6      $  64.3      $  72.2
                                                                                       =======      =======      =======

         Effective December 31, 1998, Wausau Service Corporation (WSC) ended its affiliation with the Nationwide Insurance Enterprise and employees of WSC ended participation in the plan. A curtailment gain of $67.1 million resulted (consisting of a $107.2 million reduction in the projected benefit obligation, net of the write-off of the $40.1 million remaining unamortized transition obligation related to WSC). The Company anticipates that the plan will settle the obligation related to WSC employees with a transfer of assets during 1999.

         Basis for measurements, net periodic pension cost for the pension plan:

                                                                                       1998          1997          1996
                                                                                       ----          ----          ----
             Weighted average discount rate                                            6.00%         6.50%         6.00%
             Rate of increase in future compensation levels                            4.25%         4.75%         4.25%
             Expected long-term rate of return on plan assets                          7.25%         7.25%         6.75%

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The amount of NPPBC for the postretirement benefit plan as a whole for the years ended December 31, 1998, 1997 and 1996 was as follows:

             (in millions of dollars)                                                    1998          1997          1996
                                                                                         ----          ----          ----
             Service cost (benefits attributed to employee service during the year)      $ 9.8         $ 7.0         $ 6.5
             Interest cost on accumulated postretirement benefit obligation               15.4          14.0          13.7
             Actual return on plan assets                                                 (5.0)         (3.6)         (4.3)
             Amortization of unrecognized transition obligation of affiliates              0.2           0.2           0.2
             Net amortization and deferral                                                 1.2          (0.5)          1.8
                                                                                         -----         -----         -----
                                                                                         $21.6         $17.1         $17.9
                                                                                         =====         =====         =====

         Actuarial assumptions used for the measurement of the accumulated postretirement benefit obligation (APBO) and the NPPBC for the postretirement benefit plan for 1998, 1997 and 1996 were as follows:

                                                                                      1998           1997         1996
                                                                                      -----          -----        ----
             NPPBC:
               Discount rate                                                          6.70%         7.25%         6.65%
               Long term rate of return on plan
                   assets, net of tax                                                 5.83%         5.89%         4.80%
               Assumed health care cost trend rate:
                   Initial rate                                                      12.00%        11.00%        11.00%
                   Ultimate rate                                                      6.00%         6.00%         6.00%
                   Uniform declining period                                         12 Years      12 Years      12 Years

         For the postretirement benefit plan as a whole, a one percentage point increase or decrease in the assumed health care cost trend rate would have no impact on the APBO as of December 31, 1998 and have no impact on the NPPBC for the year ended December 31, 1998.

(9)      Shareholder's Equity, Regulatory Risk-Based Capital, Retained Earnings
         ----------------------------------------------------------------------
         and Dividend Restrictions
         -------------------------

         Ohio, NLIC's and NLAIC's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceed the minimum risk-based capital requirements.

         The statutory capital and surplus of NLIC as of December 31, 1998, 1997 and 1996 was $1.32 billion, $1.13 billion and $1.00 billion, respectively. The statutory net income of NLIC for the years ended December 31, 1998, 1997 and 1996 was $171.0 million, $111.7 million and $73.2 million, respectively.

         The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 1998, the maximum amount available for dividend payment from the Company to its shareholder without prior approval of the Department was $71.0 million.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholder.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and shareholder dividends in the future.

(10)     Transactions With Affiliates
         ----------------------------

         As part of the restructuring described in note 1, NLIC paid a dividend valued at $485.7 million to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of ELICW, National Casualty Company (NCC) and West Coast Life Insurance Company (WCLIC). Also, on February 24, 1997, NLIC paid a dividend to NFS, and NFS paid an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million. The Company recognized a gain of $14.4 million on the transfer of securities.

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1998, 1997 and 1996, the Company made lease payments to NMIC and its subsidiaries of $8.0 million, $8.4 million and $9.1 million, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $95.0 million, $85.8 million and $101.6 million in 1998, 1997 and 1996, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the inter-company agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $31.9 million and $20.5 million as of December 31, 1998 and 1997, respectively.

         The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or a stated period, the securities will be repurchased by the seller at the original sales price plus a price differential. Transactions under the agreements during 1998 and 1997 were not material. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Intercompany reinsurance agreements exist between NLIC and, respectively, NMIC and ELICW whereby all of NLIC's accident and health and group life insurance business is ceded on a modified coinsurance basis. NLIC entered into the reinsurance agreements during 1996 because the accident and health and group life insurance business was unrelated to the Company's long-term savings and retirement products. Accordingly, the accident and health and group life insurance business has been accounted for as discontinued operations for all periods presented. Under modified coinsurance agreements, invested assets are retained by the ceding company and investment earnings are paid to the reinsurer. Under the terms of the Company's agreements, the investment risk associated with changes in interest rates is borne by ELICW or NMIC, as the case may be. Risk of asset default is retained by the Company, although a fee is paid by ELICW or NMIC, as the case may be, to the Company for the Company's retention of such risk. The agreements will remain in force until all policy obligations are settled. However, with respect to the agreement between NLIC and NMIC, either party may terminate the contract on January 1 of any year with prior notice. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Amounts ceded to NMIC and ELICW for the years ended December 31, 1998, 1997 and 1996 were:

                                                       1998                       1997                          1996
                                            ------------------------------------------------------------------------------------
         (in millions of dollars)               NMIC          ELICW        NMIC         ELICW            NMIC         ELICW
         -----------------------------------------------------------------------------------------------------------------------

         Premiums                               $90.1        $106.3       $ 91.4        $199.8          $ 97.3        $224.2
         Net investment income and other
            revenue                             $11.1        $  9.4       $ 10.7        $ 13.4          $ 10.9        $ 14.8
         Benefits, claims and expenses          $98.8        $160.5       $100.7        $225.9          $100.5        $246.6

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $248.4 million and $211.0 million as of December 31, 1998 and 1997, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

         Certain annuity products are sold through three affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the three years ended December 31, 1998 were $60.0 million, $66.1 million and $76.9 million, respectively.

(11)     Bank Lines of Credit
         --------------------

         In August 1996, NLIC, along with NMIC, entered into a $600.0 million revolving credit facility which provides for a $600.0 million loan over a five year term on a fully revolving basis with a group of national financial institutions. The credit facility provides for several and not joint liability with respect to any amount drawn by either NLIC or NMIC. NLIC and NMIC pay facility and usage fees to the financial institutions to maintain the revolving credit facility. All previously existing line of credit agreements were canceled. In September 1997, the credit agreement was amended to include NFS as a party to and borrower under the agreement. As of December 31, 1998 the Company had no amounts outstanding under the agreement.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



(12)     Contingencies
         -------------

         On October 29, 1998, the Company and certain of its affiliates were named in a lawsuit filed in the Common Pleas Court of Franklin County, Ohio related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). The plaintiff in such lawsuit seeks to represent a national class of the Company's customers and seeks unspecified compensatory and punitive damages. The Company is currently evaluating this lawsuit, which is in an early stage and has not been certified as a class. The Company intends to defend this lawsuit vigorously.

(13)     Segment Information
         -------------------

         The Company uses differences in products as the basis for defining its reportable segments. The Company reports three product segments:
         Variable Annuities, Fixed Annuities and Life Insurance.

         The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by independent investment managers and the Company, with investment returns accumulating on a tax-deferred basis. The Company's variable annuity products consist almost entirely of flexible premium deferred variable annuity contracts.

         The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. Such contracts consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities. The Fixed Annuities segment includes the fixed option under variable annuity contracts.

         The Life Insurance segment consists of insurance products, including variable universal life insurance and corporate-owned life insurance products, that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis.

         In addition to the product segments, the Company reports corporate revenue and expenses, investments and related investment income supporting capital not specifically allocated to its product segments, revenues and expenses of its investment advisor subsidiary (other than the portion allocated to the Variable Annuities and Life Insurance segments), revenues and expenses related to group annuity contracts sold to Nationwide Insurance Enterprise employee and agent benefit plans and all realized gains and losses on investments in a Corporate and Other segment.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



The following table summarizes the financial results of the Company's business segments for the years ended December 31, 1998, 1997 and 1996.

                                       Variable      Fixed       Life     Corporate
(in millions of dollars)               Annuities   Annuities   Insurance  and Other    Total
------------------------------------  ---------    ---------   ---------  ---------    -----
1998:
Net investment income (1)             $   (31.3)   $ 1,116.6   $  231.6   $  164.7   $ 1,481.6
Other operating revenue                   560.8         35.7      319.6       49.6       965.7
                                      ---------    ---------   --------   --------   ---------
   Total operating revenue (2)            529.5      1,152.3      551.2      214.3     2,447.3
                                      ---------    ---------   --------   --------   ---------
Interest credited to policyholder
   account balances                          --        828.6      115.4      125.0     1,069.0
Amortization of deferred policy
   acquisition costs                      123.9         44.2       46.4         --       214.5
Other benefits and expenses               187.2        104.2      294.6       49.1       635.1
                                      ---------    ---------   --------   --------   ---------
   Total expenses                         311.1        977.0      456.4      174.1     1,918.6
                                      ---------    ---------   --------   --------   ---------
Operating income (loss) before
   federal income tax                     218.4        175.3       94.8       40.2       528.7
Realized gains on investments                --           --         --       28.4        28.4
                                      ---------    ---------   --------   --------   ---------
Consolidated income before
   federal tax expense                $   218.4    $   175.3   $   94.8   $   68.6   $   557.1
                                      =========    =========   ========   ========   =========

Assets as of year end                 $47,668.7    $15,215.7   $5,187.6   $6,270.1   $74,342.1
                                      =========    =========   ========   ========   =========


1997:
Net investment income (1)             $   (26.9)   $ 1,098.2   $  189.1   $  148.8   $ 1,409.2
Other operating revenue                   430.9         43.2      284.0       39.0       797.1
                                      ---------    ---------   --------   --------   ---------
   Total operating revenue (2)            404.0      1,141.4      473.1      187.8     2,206.3
                                      ---------    ---------   --------   --------   ---------
Interest credited to policyholder
   account balances                          --        823.4       78.5      114.7     1,016.6
Amortization of deferred policy
   acquisition costs                       87.8         39.8       39.6         --       167.2
Other benefits and expenses               165.3        108.7      284.1       45.6       603.7
                                      ---------    ---------   --------   --------   ---------
   Total expenses                         253.1        971.9      402.2      160.3     1,787.5
                                      ---------    ---------   --------   --------   ---------
Operating income before federal
    income tax                            150.9        169.5       70.9       27.5       418.8
Realized gains on investments                --           --         --       11.1        11.1
                                      ---------    ---------   --------   --------   ---------
Consolidated income before
   federal tax expense                $   150.9    $   169.5   $   70.9   $   38.6   $   429.9
                                      =========    =========   ========   ========   =========

Assets as of year end                 $35,278.7    $14,436.3   $3,901.4   $6,174.3   $59,790.7
                                      =========    =========   ========   ========   =========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued




                                                 Variable         Fixed            Life         Corporate
         (in millions of dollars)               Annuities       Annuities       Insurance       and Other        Total
         ------------------------------------   ----------      ----------      ---------       ---------     ---------
         1996:
         Net investment income (1)              $    (21.5)     $  1,050.6      $   174.0       $   154.7      $ 1,357.8
         Other operating revenue                     306.1            42.0          261.6            25.7          635.4
                                                ----------      ----------      ---------       ---------      ---------
            Total operating revenue (2)              284.6         1,092.6          435.6           180.4        1,993.2
                                                ----------      ----------      ---------       ---------      ---------
         Interest credited to policyholder
            account balances                            --           805.0           70.2           107.1          982.3
         Amortization of deferred policy
            acquisition costs                         57.4            38.6           37.4              --          133.4
         Benefits and expenses                       136.9           113.6          260.8            50.4          561.7
                                                ----------      ----------      ---------       ---------      ---------
            Total expenses                           194.3           957.2          368.4           157.5        1,677.4
                                                ----------      ----------      ---------       ---------      ---------
         Operating income before federal
             income tax                               90.3           135.4           67.2            22.9          315.8
         Realized losses on investments                 --              --             --            (0.3)          (0.3)
                                                ----------      ----------      ---------       ---------      ---------
         Consolidated income from
            continuing operations before
            federal tax expense                 $     90.3      $    135.4       $   67.2        $   22.6      $   315.5
                                                ==========      ==========       ========        ========      =========

         Assets as of year end                  $ 25,069.7      $ 13,994.7       $3,353.3        $5,348.5      $47,766.2
                                                ==========      ==========       ========        ========      =========

         -----------
         (1) The Company's method of allocating net investment income results in a charge (negative net investment income) to the Variable Annuities segment which is recognized in the Corporate and Other segment. The charge relates to non-invested assets which support this segment on a statutory basis.

         (2)  Excludes realized gains and losses on investments.

         The Company has no significant revenue from customers located outside of the United States nor does the Company have any significant long-lived assets located outside the United States.


 (14)    Discontinued Operations
         -----------------------

         As discussed in note 1, NFS is a holding company for NLIC and certain other companies within the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. Prior to the contribution by Nationwide Corp. of the outstanding common stock of NLIC to NFS, NLIC effected certain transactions with respect to certain subsidiaries and lines of business that were unrelated to long-term savings and retirement products.

         On September 24, 1996, NLIC's Board of Directors declared a dividend payable to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of three subsidiaries: ELICW, NCC and WCLIC. ELICW writes group accident and health and group life insurance business and maintains it offices in Wausau, Wisconsin. NCC is a property and casualty company with offices in Scottsdale, Arizona that serves as a fronting company for a property and casualty subsidiary of NMIC. WCLIC writes high dollar term life insurance policies and is located in San Francisco, California. ELICW, NCC and WCLIC have been accounted for as discontinued operations in the accompanying consolidated financial statements through December 31, 1996. The Company did not recognize any gain or loss on the disposal of these subsidiaries.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Also, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to ELICW and NMIC, effective January 1, 1996. See note 10 for a complete discussion of the reinsurance agreements. The Company has discontinued its accident and health and group life insurance business and in connection therewith has entered into reinsurance agreements to cede all existing and any future writings to other affiliated companies. NLIC's accident and health and group life insurance business is accounted for as discontinued operations for all periods presented. The Company did not recognize any gain or loss on the disposal of the accident and health and group life insurance business. The assets, liabilities, results of operations and activities of discontinued operations are distinguished physically, operationally and for financial reporting purposes from the remaining assets, liabilities, results of operations and activities of the Company.

         A summary of the results of operations of discontinued operations for the years ended December 31, 1998, 1997 and 1996 is as follows:

             (in millions of dollars)                                                1998           1997          1996
                                                                                     ----           ----          ----
             Revenues                                                               $   --         $   --       $  668.9
             Net income                                                             $   --         $   --       $   11.3

         A summary of the assets and liabilities of discontinued operations as of December 31, 1998, 1997 and 1996 is as follows:

             (in millions of dollars)                                                1998           1997          1996
                                                                                     ----           ----          ----
             Assets, consisting primarily of investments                            $221.5         $247.3       $3,288.5
             Liabilities, consisting primarily of policy benefits and claims        $221.5         $247.3       $2,802.8

PART C. OTHER INFORMATION

Item 28.      FINANCIAL STATEMENTS AND EXHIBITS
              (a)Financial Statements:

                  (1) Financial statements included                                             PAGE
                      in Prospectus (Part A):
                      Condensed Financial Information.                                            6

                  (2) Financial statements and schedule included
                      in Part B:
                      Those financial statements and schedule required by Item
                      27 to be included in Part B have been incorporated therein
                      by reference to the Prospectus (Part A).                                   28

              Nationwide Life Insurance Company Separate Account No. 1:
                      Independent Auditors' Report.                                              28

                      Statement of Assets, Liabilities and Contract
                      Owners' Equity as of December 31, 1998.                                    29

                      Statements of Operations and Changes in
                      Contract Owners' Equity for the years ended
                      December 31, 1998 and 1997.                                                30

                      Notes to Financial Statements.                                             31

                      Schedule of Portfolio Investments.                                         34

              Nationwide Life Insurance Company and Subsidiaries:

                      Independent Auditors' Report.                                              37

                      Consolidated Balance Sheets as of December
                      31, 1998 and 1997.                                                         38

                      Consolidated Statements of Income for the years ended
                      December 31, 1998, 1997 and 1996.                                          39

                      Consolidated Statements of Shareholders Equity for the
                      years ended December 31, 1998, 1997 and 1996.                              40

                      Consolidated Statements of Cash Flows for the years ended
                      December 31, 1998, 1997 and 1996.                                          41

                      Notes to Consolidated Financial Statements.                                42



                                    61 of 78

Item 29.      DIRECTORS AND OFFICERS OF THE DEPOSITOR

                           NAME AND PRINCIPAL                             POSITIONS AND OFFICES
                            BUSINESS ADDRESS                                 WITH DEPOSITOR
                          Lewis J. Alphin                                        Director
                          519 Bethel Church Road
                          Mount Olive, NC  28365

                          A.I. Bell                                              Director
                          4121 North River Road West
                          Zanesville, OH 43701

                          Kenneth D. Davis                                       Director
                          7229 Woodmansee Road
                          Leesburg, OH 45135

                          Keith W. Eckel                                         Director
                          1647 Falls Road
                          Clarks Summit, PA 18411

                          Willard J. Engel                                       Director
                          301 East Marshall Street
                          Marshall, MN 56258

                          Fred C. Finney                                         Director
                          1558 West Moreland Road
                          Wooster, OH 44691

                          Joseph J. Gasper                         President and Chief Operating Officer
                          One Nationwide Plaza                                 and Director
                          Columbus, OH  43215

                          Dimon R. McFerson                        Chairman and Chief Executive Officer
                          One Nationwide Plaza                                 and Director
                          Columbus, OH  43215

                          David O. Miller                           Chairman of the Board and Director
                          115 Sprague Drive
                          Hebron, OH  43025

                          Yvonne L. Montgomery                                   Director
                          2859 Paces Ferry Road
                          Atlanta, GA 30339

                          Ralph M. Paige, Executive Director                     Director
                          Federation of South Cooperatives/
                          Land Assistance Fund
                          2769 Church Street
                          East Point, GA 30344

                          James F. Patterson                                     Director
                          8765 Mulberry Road
                          Chesterland, OH  44026


                                    62 OF 78


                           NAME AND PRINCIPAL                             POSITIONS AND OFFICES
                            BUSINESS ADDRESS                                 WITH DEPOSITOR
                          Arden L. Shisler                                       Director
                          1356 North Wenger Road
                          Dalton, OH  44618

                          Robert L. Stewart                                      Director
                          88740 Fairview Road
                          Jewett, OH  43986

                          Nancy C. Thomas                                        Director
                          1733A Westwood Avenue
                          Alliance, OH 44061

                          Dennis W. Click                               Vice President - Secretary
                          One Nationwide Plaza
                          Columbus, OH  43215

                          Robert A. Oakley                               Executive Vice President-
                          One Nationwide Plaza                            Chief Financial Officer
                          Columbus, OH  43215

                          Robert J. Woodward, Jr.                       Executive Vice President -
                          One Nationwide Plaza                           Chief Investment Officer
                          Columbus, OH  43215

                          James E. Brock                                  Senior Vice President -
                          One Nationwide Plaza                             Corporate Development
                          Columbus, OH  43215

                          John R. Cook, Jr.                           Senior Vice President - Chief
                          One Nationwide Plaza                            Communications Officer
                          Columbus, OH 43215

                          Philip L. Gath                         Senior Vice President - Chief Actuary
                          One Nationwide Plaza
                          Columbus, OH 43215

                          Richard D. Headley                           Senior Vice President - Chief
                          One Nationwide Plaza                        Information Technology Officer
                          Columbus, OH 43215

                          Donna A. James                               Senior Vice President - Human
                          One Nationwide Plaza                                  Resources
                          Columbus, OH 43215

                          Richard A. Karas                            Senior Vice President - Sales -
                          One Nationwide Plaza                              Financial Services
                          Columbus, OH  43215

                          Douglas C. Robinette                            Senior Vice President-
                          One Nationwide Plaza                       Marketing and Product Management
                          Columbus, OH 43215



                                    63 of 78


                           NAME AND PRINCIPAL                             POSITIONS AND OFFICES
                            BUSINESS ADDRESS                                 WITH DEPOSITOR
                          Susan A. Wolken                     Senior Vice President - Life Company Operations
                          One Nationwide Plaza
                          Columbus, OH 43215

                          Bruce C. Barnes                          Vice President - Technology Strategy
                          One Nationwide Plaza                                 and Planning
                          Columbus, OH 43215

                          David A. Diamond                        Vice President - Enterprise Controller
                          One Nationwide Plaza
                          Columbus, OH 43215

                          Matthew S. Easley                                  Vice President -
                          One Nationwide Plaza                           Investment Life Actuarial
                          Columbus, OH  43215

                          R. Dennis Noice                                     Vice President-
                          One Nationwide Plaza                    Systems - Nationwide Financial Services
                          Columbus, OH  43215

                          Joseph P. Rath                               Vice President - Product and
                          One Nationwide Plaza                               Market Compliance
                          Columbus, OH  43215

                          Mark R. Thresher                              Vice President - Controller
                          One Nationwide Plaza
                          Columbus, OH  43215



Item 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

          *    Subsidiaries for which separate financial statements are filed

          ** Subsidiaries included in the respective consolidated financial statements

          *** Subsidiaries included in the respective group financial statements filed for unconsolidated subsidiaries

          **** other subsidiaries



                                    64 of 78

                                                                               NO. VOTING
                                                                               SECURITIES
                           COMPANY                    STATE/COUNTRY OF       (SEE ATTACHED     PRINCIPAL BUSINESS
                                                        ORGANIZATION          CHART UNLESS
                                                                               OTHERWISE
                                                                               INDICATED)
             The 401K Companies, Inc.                    Texas                                Holding Company

             The 401(K) Company                          Texas                                Third-party administrator for
                                                                                              401(k) plans

             401K Investment Advisors, Inc.              Texas                                Investment Advisor registered
                                                                                              with the SEC

             401K Investments Services, Inc.             Texas                                NASD registered Broker-Dealer

             Affiliate Agency, Inc.                      Delaware                             Life Insurance Agency
             Affiliate Agency of Ohio, Inc.              Ohio                                 Life Insurance Agency
             AID Finance Services, Inc.                  Iowa                                 Holding Company
             ALLIED General Agency Company               Iowa                                 Managing General Agent and
                                                                                              Surplus Lines Broker (P&C)
             ALLIED Group, Inc.                          Iowa                                 Holding Company
             ALLIED Group Insurance Marketing            Iowa                                 Direct Marketer (P&C)
               Company
             ALLIED Group Merchant Banking               Iowa                                 Broker-Dealer
               Corporation
             ALLIED Group Mortgage Company               Iowa                                 Mortgage Lender
             ALLIED Life Brokerage Agency, Inc.          Iowa                                 Insurance Broker
             ALLIED Life Financial Corporation           Iowa                                 Holding Company
             ALLIED Life Insurance Company               Iowa                                 Insurance Company
             ALLIED Property and Casualty Insurance      Iowa                                 Underwrites General P&C
             Company                                                                          Insurance
             Allnations, Inc.                            Ohio                                 Promotes international
                                                                                              cooperative insurance
                                                                                              organizations
             AMCO Insurance Company                      Iowa                                 Underwrites General P&C
                                                                                              Insurance
             American Marine Underwriters, Inc.          Florida                              Underwriting Manager

             Auto Direkt Insurance Company               Germany                              Insurance Company

             CalFarm Insurance Company                   California                           Stock Corporation

             Caliber Funding Corporation                 Delaware                             Stock Corporation

             Colonial County Mutual Insurance            Texas                                Insurance Company
               Company
             Colonial Insurance Company of               Wisconsin                            Insurance Company
               Wisconsin
             Columbus Insurance Brokerage and            Germany                              Insurance Broker
               Service GmbH
             Cooperative Service Company                 Nebraska                             Insurance Agency

             Depositors Insurance Company                Iowa                                 Underwrites P&C insurance


                                    65 OF 78

                                                                             NO. VOTING
                                                                             SECURITIES
                           COMPANY                   STATE/COUNTRY OF       (SEE ATTACHED      PRINCIPAL BUSINESS
                                                       ORGANIZATION         CHART UNLESS
                                                                              OTHERWISE
                                                                             INDICATED)
             *Employers Life Insurance Company        Wisconsin                              Life Insurance Company
              of  Wausau
             Excaliber Funding Corporation            Delaware                               Limited purpose corporation

             F&B, Inc.                                Iowa                                   Insurance Agency

             Farmland Mutual Insurance Company        Iowa                                   Mutual Insurance Company

             Financial Horizons Distributors          Alabama                                Insurance Agency
             Agency of Alabama, Inc.
             Financial Horizons Distributors          Ohio                                   Insurance Agency
             Agency of  Ohio, Inc.
             Financial Horizons Distributors Agency   Oklahoma                               Insurance Agency
             of  Oklahoma, Inc.
             Financial Horizons Distributors Agency   Texas                                  Insurance Agency
             of  Texas, Inc.
             *Financial Horizons Investment Trust     Massachusetts                          Investment Company

             Financial Horizons Securities            Oklahoma                               Broker-Dealer
             Corporation
             GatesMcDonald Health Plus, Inc.          Ohio                                   Managed Care Organization

             Gates, McDonald & Company                Ohio                                   Cost Control

             Gates, McDonald & Company of Nevada      Nevada                                 Self-insurance administration,
                                                                                             claims examinations and data
                                                                                             processing services
             Gates, McDonald & Company of New         New York                               Workers' compensation claims
               York, Inc.                                                                    administration
             MedPro Solutions, Inc.                   Massachusetts                          Third-party administration
                                                                                             services for workers'
                                                                                             compensation, automobile injury
                                                                                             and disability claims
             Insurance Intermediaries, Inc.           Ohio                                   Insurance Broker and Insurance
                                                                                             Agency
             Irvin L. Schwartz and Associates, Inc.   Ohio                                   Insurance Agency

             Landmark Financial Services of New       New York                               Life Insurance Agency
               York, Inc.
             Leben Direkt Insurance Company           Germany                                Life Insurance Company

             Lone Star General Agency, Inc.           Texas                                  Insurance Agency

             Midwest Printing Services, Inc.          Iowa                                   General Printing Services

             Morley & Associates                      Oregon                                 Insurance Broker



                                    66 of 78


                                                                             NO. VOTING
                                                                             SECURITIES
                           COMPANY                   STATE/COUNTRY OF       (SEE ATTACHED         PRINCIPAL BUSINESS
                                                       ORGANIZATION         CHART UNLESS
                                                                              OTHERWISE
                                                                             INDICATED)
             Morley Capital Management, Inc.          Oregon                                 Investment Adviser and stable
                                                                                             value money management
             Morley Financial Services, Inc.          Oregon                                 Holding Company

             Morley Research Associates, Ltd.         Delaware                               Credit research consulting

             **MRM Investments, Inc.                  Ohio                                   Owns and operates a
                                                                                             recreational ski facility
             **National Casualty Company              Wisconsin                              Insurance Company

             National Casualty Company of America,    Great Britain                          Insurance Company
             Ltd.
             National Deferred Compensation, Inc.     Ohio                                   Administers deferred
                                                                                             compensation plans for public
                                                                                             employees
             **National Premium and Benefit           Delaware                               Insurance Administrative
              Administration Company                                                         Services
             Nationwide Advisory Services, Inc.       Ohio                                   Investment Management and
                                                                                             Administrative Services
             **Nationwide Agency, Inc.                Ohio                                   Insurance Agency

             Nationwide Agribusiness Insurance        Iowa                                   Insurance Company
              Company
             Nationwide Asset Allocation Trust        Massachusetts                          Investment Company

             Nationwide Cash Management Company       Ohio                                   Investment Securities Agent
             Nationwide Community Urban               Ohio                                   Special purpose real estate
               Redevelopment Corporation                                                     corporation
             Nationwide Corporation                   Ohio                                   Holding Company

             Nationwide Financial Institution         Delaware                               Insurance Agency
               Distributors Agency, Inc.
             Nationwide Financial Services            Bermuda                                Life Insurance Company
             (Bermuda) Ltd.
             Nationwide Financial Services Capital    Delaware                               Statutory Business Trust
               Trust
             Nationwide Financial Services Capital    Delaware                               Statutory Business Trust
              Trust II
             Nationwide Financial Services, Inc.      Delaware                               Holding Company

             Nationwide General Insurance Company     Ohio                                   Insurance Company
             Nationwide Global Holdings, Inc.         Ohio                                   Holding Company for
                                                                                             International Operations
             Nationwide Health Plans, Inc.            Ohio                                   Health Maintenance Organization

             *Nationwide Indemnity Company            Ohio                                   Reinsurance Company


                                    67 of 78

                                                                             NO. VOTING
                                                                             SECURITIES
                           COMPANY                   STATE/COUNTRY OF       (SEE ATTACHED       PRINCIPAL BUSINESS
                                                       ORGANIZATION         CHART UNLESS
                                                                              OTHERWISE
                                                                             INDICATED)
             Nationwide Insurance Company of            California                           Underwriter
               America
             Nationwide Insurance Company of Florida    Ohio                                 Insurance Company
             Nationwide Insurance Enterprise            Ohio                                 Membership Non-Profit
               Foundation                                                                    Corporation
             Nationwide Services Company, LCC           Ohio                                 Shared services functions

             Nationwide Insurance Golf Charities, Inc.  Ohio                                 Membership Non-Profit
                                                                                             Corporation
             Nationwide International Underwriters      California                           Underwriting Manager

             Nationwide Investing Foundation            Michigan                             Provide investors with
                                                                                             continuous source of investment
             *Nationwide Investing Foundation II        Massachusetts                        Common Law Trust

             Nationwide Investment Services             Oklahoma                             Registered Broker-Dealer in
               Corporation                                                                   deferred compensation market
             Nationwide Investors Services, Inc.        Ohio                                 Stock Transfer Agent

             **Nationwide Life and Annuity Insurance    Ohio                                 Life Insurance Company
             Company
             **Nationwide Life Insurance  Company       Ohio                                 Life Insurance Company

             Nationwide Lloyds                          Texas                                Property Insurance

             Nationwide Management Systems, Inc.        Ohio                                 Preferred provider
                                                                                             organization, products and
                                                                                             related services
             Nationwide Mutual Fire Insurance           Ohio                                 Mutual Insurance Company
               Company
             Nationwide Mutual Funds                    Ohio                                 Investment Company

             Nationwide Mutual Insurance Company        Ohio                                 Mutual Insurance Company

             Nationwide Properties, Ltd.                Ohio                                 Develop, own and operate real
                                                                                             estate and real estate
                                                                                             investments
             Nationwide Property and Casualty           Ohio                                 Insurance Company
               Insurance Company
             Nationwide Realty Investors, Inc.          Ohio                                 Develop, own and operate real
                                                                                             estate and real estate
                                                                                             investments
             Nationwide Retirement Solutions, Inc.      Delaware                             Market and administer deferred
                                                                                             compensation plans for public
                                                                                             employees


                                    68 of 78



                                                                             NO. VOTING
                                                                             SECURITIES
                           COMPANY                   STATE/COUNTRY OF       (SEE ATTACHED           PRINCIPAL BUSINESS
                                                       ORGANIZATION         CHART UNLESS
                                                                              OTHERWISE
                                                                             INDICATED)
             Nationwide Retirement Solutions,         Alabama                                Market and administer deferred
             Inc. of Alabama                                                                 compensation plans for public
                                                                                             employees
             Nationwide Retirement Solutions,         Arizona                                Market and administer deferred
             Inc. of Arizona                                                                 compensation plans for public
                                                                                             employees
             Nationwide Retirement Solutions,         Arkansas                               Market and administer deferred
             Inc.   of Arkansas                                                              compensation plans for public
                                                                                             employees
             Nationwide Retirement Solutions, Inc.    Montana                                Market and administer deferred
               of Montana                                                                    compensation plans for public
                                                                                             employees
             Nationwide Retirement Solutions, Inc.    Nevada                                 Market and administer deferred
               of Nevada                                                                     compensation plans for public
                                                                                             employees
             Nationwide Retirement Solutions, Inc.    New Mexico                             Market and administer deferred
               of New Mexico                                                                 compensation plans for public
                                                                                             employees
             Nationwide Retirement Solutions, Inc.    Ohio                                   Market variable annuity
               of Ohio                                                                       contracts to members of the
                                                                                             National Education Association
                                                                                             in the state of Ohio
             Nationwide Retirement Solutions, Inc.    Oklahoma                               Market variable annuity
               of Oklahoma                                                                   contracts to members of the
                                                                                             National Education Association
                                                                                             in the state of Oklahoma
             Nationwide Retirement Solutions, Inc.    South Dakota                           Market and administer deferred
               of South Dakota                                                               compensation plans for public
                                                                                             employees
             Nationwide Retirement Solutions, Inc.    Texas                                  Market and administer deferred
               of Texas                                                                      compensation plans for public
                                                                                             employees
             Nationwide Retirement Solutions, Inc.    Wyoming                                Market variable annuity
               of Wyoming                                                                    contracts to members of the
                                                                                             National Education Association
                                                                                             in the state of Wyoming
             Nationwide Retirement Solutions          Massachusetts                          Market and administer deferred
               Insurance Agency Inc.                                                         compensation plans for public
                                                                                             employees
             *Nationwide Separate Account Trust       Massachusetts                          Investment Company

             Nationwide Trust Company, FSB            United States of                       Federal Savings Bank
                                                      America
             Neckura Holding Company                  Germany                                Administrative services for

             Neckura Insurance Company                Germany                                Insurance Company

             Neckura Life Insurance Company           Germany                                Life Insurance Company


                                    69 of 78

                                                                             NO. VOTING
                                                                             SECURITIES
                           COMPANY                   STATE/COUNTRY OF       (SEE ATTACHED      PRINCIPAL BUSINESS
                                                       ORGANIZATION         CHART UNLESS
                                                                              OTHERWISE
                                                                             INDICATED)
             Nevada Independent Companies-            Nevada                                 Workers' compensation
               Construction                                                                  administrative services
             Nevada Independent Companies-Health      Nevada                                 Workers' compensation
             and Nonprofit                                                                   administrative services
             Nevada Independent Companies-            Nevada                                 Workers' compensation
               Hospitality and Entertainment                                                 administrative services
             Nevada Independent Companies-            Nevada                                 Workers' compensation
               Manufacturing                                                                 administrative services
             NFS Distributors, Inc.                   Delaware                               Holding Company

             NWE, Inc.                                Ohio                                   Special Investments

             PanEuroLife                              Luxembourg                             Life Insurance

             Pension Associates, Inc.                 Wisconsin                              Pension plan administration

             Portland Investment Services, Inc.       Oregon                                 NASD Registered Broker-Dealer

             Premier Agency, Inc.                     Iowa                                   Insurance Agency

             Riverview Agency, Inc.                   Texas                                  Stock Corporation

             Scottsdale Indemnity Company             Ohio                                   Insurance Company

             Scottsdale Insurance Company             Ohio                                   Insurance Company

             Scottsdale Surplus Lines Insurance       Arizona                                Excess and Surplus Lines
               Company                                                                       Insurance Company
             SVM Sales GmbH, Neckura                  Germany                                Sales support for Neckura
               Insurance Group                                                               Insurance Group
             Union Bond and Trust Company             Oregon                                 Oregon state bank with trust
                                                                                             powers
             Villanova Capital, Inc.                  Delaware                               Holding Company

             Villanova Mutual Fund Capital Trust      Delaware                               Business Trust

             Villanova SA Capital Trust               Delaware                               Business Trust
             **Wausau Preferred Health Insurance      Wisconsin                              Insurance and Reinsurance
                Company                                                                      Company
             Western Heritage Insurance Company       Arizona                                Excess and Surplus Lines
                                                                                             Insurance Company


                                    70 of 78

                                                                         NO. VOTING
                                                                         SECURITIES
               COMPANY                           STATE/COUNTRY OF       (SEE ATTACHED                     PRINCIPAL BUSINESS
                                                    ORGANIZATION        CHART UNLESS
                                                                         OTHERWISE
                                                                          INDICATED)
      *  MFS Variable Account                           Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  NACo Variable Account                          Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide DC Variable Account                 Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
         Nationwide DCVA-II                             Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Separate Account No. 1                         Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide Multi-Flex Variable Account         Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide VA Separate Account-A               Ohio         Nationwide Life and Annuity     Issuer of Annuity Contracts
                                                                     Separate Account
      *  Nationwide VA Separate Account-B               Ohio         Nationwide Life and Annuity     Issuer of Annuity Contracts
                                                                     Separate Account
      *  Nationwide VA Separate Account-C               Ohio         Nationwide Life and Annuity     Issuer of Annuity Contracts
                                                                     Separate Account
         Nationwide VA Separate Account-Q               Ohio         Nationwide Life and Annuity     Issuer of Annuity Contracts
                                                                     Separate Account
      *  Nationwide Variable Account                    Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide Variable Account-II                 Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide Variable Account-3                  Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide Variable Account-4                  Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide Variable Account-5                  Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide Fidelity Advisor Variable           Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
         Account                                                     Account

      *  Nationwide Variable Account-6                  Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
         Nationwide Variable Account-8                  Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide Variable Account-9                  Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
         Nationwide Variable Account-10                 Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide VL Separate                         Ohio         Nationwide Life and Annuity     Issuer of Life Insurance
         Account-A                                                   Separate Account                Policies

         Nationwide VL Separate                         Ohio         Nationwide Life and Annuity     Issuer of Life Insurance
         Account-B                                                   Separate Account                Policies


                                    71 of 78

                                                                           NO. VOTING
                                                                          SECURITIES
             COMPANY                              STATE/COUNTRY OF       (SEE ATTACHED                  PRINCIPAL BUSINESS
                                                   ORGANIZATION          CHART UNLESS
                                                                           OTHERWISE
                                                                           INDICATED)
      *  Nationwide VL Separate                         Ohio         Nationwide Life and Annuity     Issuer of Life Insurance
      -  Account-C                                                   Separate Account

         Nationwide VL Separate                         Ohio         Nationwide Life and Annuity     Issuer of Life Insurance
         Account -D                                                  Separate Account                Policies

      *  Nationwide VLI Separate Account                Ohio         Nationwide Life Separate        Issuer of Life Insurance
                                                                     Account                         Policies
      *  Nationwide VLI Separate Account-2              Ohio         Nationwide Life Separate        Issuer of Life Insurance
                                                                     Account                         Policies
      *  Nationwide VLI Separate Account-3              Ohio         Nationwide Life Separate        Issuer of Life Insurance
                                                                     Account                         Policies
      *  Nationwide VLI Separate Account-4              Ohio         Nationwide Life Separate        Issuer of Life Insurance
                                                                     Account                         Policies
         Nationwide VLI Separate Account -5             Ohio         Nationwide Life Separate        Issuer of Life Insurance
                                                                     Account                         Policies



                                    72 OF 78

                                                                                                                         (left side)
------------------------
| NATIONWIDE INSURANCE |
| GOLF CHARITIES, INC. |
|                      |
|      MEMBERSHIP      |
|      NONPROFIT       |
|     CORPORATION      |
------------------------
           -------------------------------------------------------------------------------------------------------------------------
           |                                      |                                   |
---------------------------           ---------------------------       ----------------------------
|      ALLIED LIFE        |           |         ALLIED          |       |       AID FINANCE        |
|       FINANCIAL         |           |       GROUP, INC.       |       |      SERVICES, INC.      |
|      CORPORATION        |           |          (AGI)          |       |      (AID FINANCE)       |
|        (ALFC)           |           |                         |       |                          |
|Common Stock: 850        |           |Common Stock: 850 Shares |       |Common Stock: 10,000      |
|------------  Shares     |           |------------             |       |------------  Shares      |
|                         |---|       |                         |---|   |                          |
|              Cost       |   |       |              Cost       |   |   |              Cost        |
|              ----       |   |       |              ----       |   |   |              ----        |
|Casualty-                |   |       |Casualty-                |   |   |Casualty-                 |
|100%         $47,286,429 |   |       |100%       $1,049,237,226|   |   |100%          $19,545,634 |
---------------------------   |       ---------------------------   |   ----------------------------
                              |                                     |                 |
---------------------------   |       ---------------------------   |   ----------------------------
|    ALLIED GROUP         |   |       |           AMCO          |   |   |          ALLIED          |
|  MERCHANT BANKING       |   |       |    INSURANCE COMPANY    |   |   |      GROUP INSURANCE     |
|    CORPORATION          |   |       |          (AMCO)         |   |   |     MARKETING COMPANY    |
|Common Stock: 10,000     |   |       |Common Stock: 155,991    |   |   |Common Stock: 20,000      |
|------------  Shares     |   |       |------------  Shares     |   |   |------------  Shares      |
|                         |---|  |----|                         |---|   |                          |
|              Cost       |   |  |    |              Cost       |   |   |              Cost        |
|              ----       |   |  |    |              ----       |   |   |              ----        |
|                         |   |  |    |                         |   |   |Aid Finance-              |
|AFLC-100%     $100,000   |   |  |    |AGI-100%      $95,925,450|   |   |100%          $16,059,469 |
---------------------------   |  |    ---------------------------   |   ----------------------------
                              |  |                                  |
---------------------------   |  |    ---------------------------   |   ----------------------------
|      ALLIED LIFE        |   |  |    |          WESTERN        |   |   |         DEPOSITORS       |
|       BROKERAGE         |   |  |    |    HERITAGE INSURANCE   |   |   |     INSURANCE COMPANY    |
|      AGENCY, INC.       |   |  |    |         COMPANY         |   |   |       (DEPOSITORS)       |
|Common Stock: 500,000    |   |  |    |Common Stock: 4,776,076  |   |   |Common Stock: 199,991     |
|------------  Shares     |   |  |    |------------  Shares     |   |   |------------  Shares      |
|                         |---|  |----|                         |   |---|                          |
|              Cost       |   |  |    |              Cost       |   |   |              Cost        |
|              ----       |   |  |    |              ----       |   |   |              ----        |
|AFLC-100%     $442,695   |   |  |    |AMCO-100%     $11,686,037|   |   |AGI-100%      $15,251,842 |
---------------------------   |  |    ---------------------------   |   ----------------------------
                              |  |                                  |
---------------------------   |  |    ---------------------------   |   ----------------------------
|     ALLIED LIFE         |   |  |    |          ALLIED         |   |   |      ALLIED PROPERTY     |
|      INSURANCE          |   |  |    |      GENERAL AGENCY     |   |   |        AND CASUALTY      |
|       COMPANY           |   |  |    |         COMPANY         |   |   |     INSURANCE COMPANY    |
|Common Stock: 250,000    |   |  |    |Common Stock: 5,000      |   |   |Common Stock: 156,822     |
|------------  Shares     |   |  |    |------------  Shares     |   |   |------------  Shares      |
|                         |---|  |----|                         |   |---|                          |
|              Cost       |           |              Cost       |   |   |              Cost        |
|              ----       |           |              ----       |   |   |              ----        |
|AFLC-100%     $41,732,343|           |AMCO-100%     $135,342   |   |   |AGI-100%      $33,018,634 |
---------------------------           ---------------------------   |   ----------------------------
                                                                    |
                                      ---------------------------   |   ----------------------------
                                      |          PREMIER        |   |   |          ALLIED          |
                                      |          AGENCY,        |   |   |      GROUP MORTGAGE      |
                                      |            INC.         |   |   |         COMPANY          |
                                      |Common Stock: 100,000    |   |   |Common Stock: 9,500       |
                                      |------------  Shares     |   |   |------------  Shares      |
                                      |                         |---|---|                          |
                                      |              Cost       |   |   |              Cost        |
                                      |              ----       |   |   |              ----        |
                                      |AGI-100%      $100,000   |   |   |AGI-100%      $213,976    |
                                      ---------------------------   |   ----------------------------
                                                                    |
                                                                    |   ----------------------------
                                                                    |   |          MIDWEST         |
                                                                    |   |    PRINTING SERVICES     |
                                                                    |   |            LTD.          |
                                                                    |   |Common Stock: 10,000      |
                                                                    |   |------------  Shares      |
                                                                    |---|                          |
                                                                        |              Cost        |
                                                                        |              ----        |
                                                                        |AFLC-100%    $610,000    |
                                                                        ----------------------------

                                        NATIONWIDE INSURANCE ENTERPRISE(R)                                                  (middle)
  ------------------------------------------                            ------------------------------------------
  |                                        |                            |                                        |
  |           NATIONWIDE MUTUAL            |                            |          NATIONWIDE MUTUAL             |
  |           INSURANCE COMPANY            |============================|        FIRE INSURANCE COMPANY          |
  |              (CASUALTY)                |                            |               (FIRE)                   |
  |                                        |                            |                                        |
  ------------------------------------------                            ------------------------------------------
  |  ||               |                                                                               |
  |  ||               |--------------------------------------------------------------------|          |--------------------------
--|  ||                                                                                    |
     ||                                          |--------------------------------------------------------------|----------------
     ||                                          |                                                              |
     ||  --------------------------------        |   --------------------------------            --------------------------------
     ||  |                              |        |   |     NATIONWIDE GENERAL       |            |       NECKURA HOLDING        |
     ||  |                              |        |   |      INSURANCE COMPANY       |            |      COMPANY (NECKURA)       |
     ||  |      NATIONWIDE LLOYDS       |        |   |                              |            |                              |
     ||  |                              |        |   |Common Stock:    20,000       |            |Common Stock:    10,000       |
     ||==|                              |        |---|------------     Shares       |         |--|------------     Shares       |
     ||  |       A TEXAS LLOYDS         |        |   |                              |         |  |                              |
     ||  |                              |        |   |                 Cost         |         |  |                 Cost         |
     ||  |                              |        |   |                 ----         |         |  |                 ----         |
     ||  |                              |        |   |Casualty-100%    $5,944,422   |         |  |Casualty-100%    $87,943,140  |
     ||  --------------------------------        |   --------------------------------         |  --------------------------------
     ||                                          |                                            |
     ||  --------------------------------        |   --------------------------------         |  --------------------------------
     ||  |       FARMLAND MUTUAL        |        |   |      NATIONWIDE PROPERTY     |         |  |           NECKURA            |
     ||  |      INSURANCE COMPANY       |        |   |         AND CASUALTY         |         |  |       INSURANCE COMPANY      |
     ||  |Guaranty Fund                 |        |   |       INSURANCE COMPANY      |         |  |                              |
     ||  |------------                  |        |   |Common Stock:    60,000       |         |--|Common Stock:    6,000        |
     ||==|Certificate                   |---|    |---|------------     Shares       |         |  |------------     Shares       |
         |-----------      Cost         |   |    |   |                 Cost         |         |  |                 Cost         |
         |                 ----         |   |    |   |                 ----         |         |  |Neckura-         ----         |
         |Casualty         $500,000     |   |    |   |Casualty-100%    $6,000,000   |         |  |100%             DM 6,000,000 |
         --------------------------------   |    |   --------------------------------         |  --------------------------------
                                            |    |                                            |
         --------------------------------   |    |   --------------------------------         |  --------------------------------
         |        F & B, INC.           |   |    |   |      COLONIAL INSURANCE      |         |  |         NECKURA LIFE         |
         |                              |   |    |   |     COMPANY OF WISCONSIN     |         |  |       INSURANCE COMPANY      |
         |Common Stock:    1 Share      |   |    |   |          (COLONIAL)          |         |  |                              |
         |------------                  |----    |---|Common Stock:    1,750        |         |--|Common Stock:   4,000         |
         |                 Cost         |   |    |   |------------     Shares       |         |  |------------    Shares        |
         |                 ----         |   |    |   |                 Cost         |         |  |                Cost          |
         |Farmland                      |   |    |   |                 ----         |         |  |                ----          |
         |Mutual-100%      $10          |   |    |   |Casualty-100%    $41,750,000  |         |  |Neckura-100%    DM 15,825,681 |
         --------------------------------   |    |   --------------------------------         |  --------------------------------
                                            |    |                                            |
         --------------------------------   |    |   --------------------------------         |  --------------------------------
         |    COOPERATIVE SERVICE       |   |    |   |         SCOTTSDALE           |         |  |        NECKURA GENERAL       |
         |          COMPANY             |   |    |   |      INSURANCE COMPANY       |         |  |       INSURANCE COMPANY      |
         |Common Stock:    600 Shares   |   |    |   |            (SIC)             |         |  |                              |
         |------------                  |   |    |   |Common Stock:    30,136       |         |  |Common Stock:    1,500        |
         |                 Cost         |----    |---|------------     Shares       | ----    |--|------------     Shares       |
         |                 ----         |        |   |                 Cost         |    |    |  |                 Cost         |
         |Farmland         $3,506,173   |        |   |                 ----         |    |    |  |                 ----         |
         |Mutual-100%                   |        |   |Casualty-100%    $150,000,000 |    |    |  |Neckura-100%     DM 1,656,925 |
         --------------------------------        |   --------------------------------    |    |  --------------------------------
                                                 |                                       |    |
         --------------------------------        |   --------------------------------    |    |  --------------------------------
         | NATIONWIDE AGRIBUSINESS      |        |   |          SCOTTSDALE          |    |    |  |       COLUMBUS INSURANCE     |
         |    INSURANCE COMPANY         |        |   |        SURPLUS LINES         |    |    |  |      BROKERAGE AND SERVICE   |
         |Common Stock:    1,000,000    |        |   |       INSURANCE COMPANY      |    |    |  |              GmbH            |
         |------------     Shares       |        |   | Common Stock:    10,000      |    |    |  |Common Stock:    1 Share      |
         |                              |--------|   | ------------     Shares      | ---|    |--|------------                  |
         |                    Cost      |        |   |                              |    |    |  |                              |
         |Casualty-99.9%      ----      |        |   |                   Cost       |    |    |  |                 Cost         |
         |Other Capital:   $26,714,335  |        |   |                   ----       |    |    |  |                 ----         |
         |-------------                 |        |   | SIC-100%          $6,000,000 |    |    |  |Neckura-100%     DM 51,639    |
         |Casualty-Ptd.    $   713,576  |        |   |                              |    |    |  |                              |
         --------------------------------        |   --------------------------------    |    |  --------------------------------
                                                 |                                       |    |
         --------------------------------        |   --------------------------------    |    |  --------------------------------
         |    NATIONAL CASUALTY         |        |   |      NATIONAL PREMIUM &      |    |    |  |          LEBEN DIREKT        |
         |          COMPANY             |        |   |    BENEFIT ADMINISTRATION    |    |    |  |        INSURANCE COMPANY     |
         |           (NC)               |        |   |           COMPANY            |    |    |  |                              |
         |Common Stock:    100 Shares   |        |   |Common Stock:    10,000       |    |    |  |Common Stock:    4,000 Shares |
         |------------                  |--------|   |------------     Shares       |----|    |--|------------                  |
         |                 Cost         |            |                 Cost         |         |  |                 Cost         |
         |                 ----         |            |                 ----         |         |  |                 ----         |
         |Casualty-100%    $67,442,439  |            |Scottsdale-100%  $10,000      |         |  |Neckura-100%     DM 4,000,000 |
         --------------------------------            --------------------------------         |  --------------------------------
                       |                                                                      |
         --------------------------------            --------------------------------         |  --------------------------------
         |    NCC OF AMERICA, LTD.      |            |         SVM SALES            |         |  |          AUTO DIREKT         |
         |        (INACTIVE)            |            |            GmbH              |         |  |       INSURANCE COMPANY      |
         |                              |            |                              |         |  |                              |
         |                              |            |Common Stock:    50 Shares    |         |  |Common Stock:    1500 Shares  |
         |                              |            |------------                  |------------|------------                  |
         |                              |            |                 Cost         |            |                 Cost         |
         |NC-100%                       |            |                 ----         |            |                 ----         |
         |                              |            |Neckura-100%     DM 50,000    |            |Neckura-100%     DM 1,643,149 |
         |                              |            |                              |            |                              |
         |                              |            |                              |            |                              |
         --------------------------------            --------------------------------            --------------------------------


                                                                                                                        (right side)
                                                                                                            ------------------------
                                                                                                            | NATIONWIDE INSURANCE |
                                                                                                            | ENTERPRISE FOUNDATION|
                                                                                                            |                      |
                                                                                                            |      MEMBERSHIP      |
                                                                                                            |      NONPROFIT       |
                                                                                                            |     CORPORATION      |
                                                                                                            ------------------------
-----------------------------------------------------------------------|
                                                                       |
---------------                                                        --------------------------------------------------
              |                                                                                                         |
-----------------------------------------------------------------------------------------|-----------------------       |
  |                                          |                                           |                      |       |
  |     --------------------------------     |    --------------------------------       |        ----------------------------------
  |     |         SCOTTSDALE           |     |    |         NATIONWIDE           |       |        |          NATIONWIDE            |
  |     |      INDEMNITY COMPANY       |     |    |      COMMUNITY URBAN         |       |        |          CORPORATION           |
  |     |                              |     |    |       REDEVELOPMENT          |       |        |                                |
  |     |                              |     |    |        CORPORATION           |       |        |Common Stock:    Control:       |
  |     |Common Stock:    50,000       |     |    |Common Stock:    10 Shares    |       |        |------------     -------        |
  |-----|------------     Shares       |     |----|------------                  |       |        |$13,642,432      100%           |
  |     |                 Cost         |     |    |                 Cost         |       |        |         Shares     Cost        |
  |     |                 ----         |     |    |                 ----         |       |        |         ------     ----        |
  |     |Casualty-100%    $8,800,000   |     |    |Casualty-100%    $1,000       |       |        |Casualty 12,992,922 $751,352,485|
  |     |                              |     |    |                              |       |        |Fire        649,510   24,007,936|
  |     |                              |     |    |                              |       |        |          (See Page 2)          |
  |     --------------------------------     |    --------------------------------       |        ----------------------------------
  |                                          |                                           |
  |     --------------------------------     |    --------------------------------       |        ----------------------------------
  |     |         NATIONWIDE           |     |    |          INSURANCE           |       |        |         ALLNATIONS, INC.       |
  |     |      INDEMNITY COMPANY       |     |    |     INTERMEDIARIES, INC.     |       |        |Common Stock:    10,330 Shares  |
  |     |                              |     |    |                              |       |        |-------------    Cost           |
  |-----|Common Stock:    28,000       |     |----|Common Stock:    1,615        |       |--------|                 ----           |
  |     |------------     Shares       |     |    |------------     Shares       |       |        |Casualty-18.6%   $88,320        |
  |     |                 Cost         |     |    |                 Cost         |       |        |Fire-18.6%       $88,463        |
  |     |                 ----         |     |    |                 ----         |       |        |Preferred Stock  1466 Shares    |
  |     |Casualty-100%    $294,529,000 |     |    |Casualty-100%    $1,615,000   |       |        |---------------  Cost           |
  |     |                              |     |    |                              |       |        |                 ----           |
  |     |                              |     |    |                              |       |        |Casualty-6.8%    $100,000       |
  |     |                              |     |    |                              |       |        |Fire-6.8%        $100,000       |
  |     --------------------------------     |    --------------------------------       |        ----------------------------------
  |                                          |                                           |
  |     --------------------------------     |    --------------------------------       |        ----------------------------------
  |     |          LONE STAR           |     |    |       NATIONWIDE CASH        |       |        |      PENSION ASSOCIATES        |
  |     |     GENERAL AGENCY, INC.     |     |    |      MANAGEMENT COMPANY      |       |        |        OF WAUSAU, INC.         |
  |     |                              |     |    |Common Stock:    100 Shares   |       |        |Common Stock:    1,000 Shares   |
  ------|Common Stock:    1,000        |     |----|------------                  |       |--------|-------------                   |
  |     |------------     Shares       |     |    |                 Cost         |       |        |                 Cost           |
  |     |                 Cost         |     |    |                 ----         |       |        |                 ----           |
  |     |                 ----         |     |    |Casualty-90%     $9,000       |       |        |                                |
  |     |Casualty-100%    $5,000,000   |     |    |NW Adv. Serv.     1,000       |       |        |Casualty-100%    $2,839,392     |
  |     --------------------------------     |    --------------------------------       |        ----------------------------------
  |                   ||                     |                                           |
  |     --------------------------------     |    --------------------------------       |        ----------------------------------
  |     |   COLONIAL COUNTY MUTUAL     |     |    |    NATIONWIDE INSURANCE      |       |        |       AMERCIAN MARINE          |
  |     |      INSURANCE COMPANY       |     |    |     COMPANY OF FLORIDA       |       |        |      UNDERWRITERS, INC.        |
  |     |                              |     |    |Common Stock:    10,000       |       |        |Common Stock:    20 Shares      |
  |     |Surplus Debentures            |     |    |-------------    Shares       |       |        |-------------                   |
  |     |------------------            |     |----|                              |       |--------|                 Cost           |
  |     |                 Cost         |     |    |                 Cost         |                |                 ----           |
  |     |                 ----         |     |    |                 ----         |                |                                |
  |     |Colonial         $500,000     |     |    |Casualty-100%    $300,000,000 |                |Casualty-100%    $5,020         |
  |     |Lone Star         150,000     |     |    |                              |                |                                |
  |     --------------------------------     |    --------------------------------                ----------------------------------
  |                                          |
  |     --------------------------------     |    --------------------------------
  |     |       TIG COUNTRYWIDE        |     |    |    WAUSAU INTERNATIONAL      |
  |     |      INSURANCE COMPANY       |     |    |        UNDERWRITERS          |
  |     |Common Stock     12,000       |     |    |                              |
  |     |------------     Shares       |     |    |Common Stock:    1,000 Shares |
  |-----|                              |     -----|------------                  |
  |     |                 Cost         |     |    |                 Cost         |
  |     |                 ----         |     |    |                 ----         |
  |     |Casualty-100%    $215,273,000 |     |    |Casualty-100%    $10,000      |
  |     |                              |     |    |                              |
  |     --------------------------------     |    |                              |
  |                                          |    --------------------------------
  |                                          |
  |     --------------------------------     |    --------------------------------
  |     |     NATIONWIDE INSURANCE     |     |    |         NATIONWIDE           |
  |     |   ENTERPRISE SERVICES, LTD.  |     |    |          ARENA LLC           |
  |     |                              |     |    |                              |
  |     |Single Member Limited         |     |    |                              |
  |.....|Liability Company             |     |....|                              |
        |                              |          |                              |
        |                              |          |                              |
        |Casualty-100%                 |          |Casualty-90%                  |
        |                              |          |                              |
        --------------------------------          --------------------------------


Subsidiary Companies      -- Solid Line
Contractual Association   -- Double Line
Limited Liability Company -- Dotted Line

December 31, 1998

                                                                                                                         (Left Side)

                             |----------------------------------|-----------------------------------|-------------------------------
                             |                                  |                                   |
               -----------------------------      -----------------------------      -----------------------------
               | NATIONWIDE LIFE INSURANCE |      |        NATIONWIDE         |      |   NATIONWIDE FINANCIAL    |
               |     COMPANY (NW LIFE)     |      |    FINANCIAL SERVICES     |      | INSTITUTION DISTRIBUTORS  |
               |                           |      |      CAPITAL TRUST        |      |   AGENCY, INC. (NFIDAI)   |
               | Common Stock: 3,814,779   |      | Preferred Stock:          |      | Common Stock:     1,000   |
               | ------------  Shares      |      | ---------------           |      | ------------      Shares  |
               |                           |      |                           |      |                           |
               | NFS--100%                 |      | NFS--100%                 |      | NFS--100%                 |
               ----------------|------------      -----------------------------      ---------------||------------
                               |                                                                    ||
-----------------------------  |  -----------------------------      -----------------------------  ||  ----------------------------
|    NATIONWIDE LIFE AND    |  |  |         NATIONWIDE        |      |     FINANCIAL HORIZONS    |  ||  |                          |
| ANNUITY INSURANCE COMPANY |  |  |  ADVISORY SERVICES, INC.  |      |    DISTRIBUTORS AGENCY    |  ||  |                          |
|                           |  |  |      (NW ADV. SERV.)      |      |      OF ALABAMA, INC.     |  ||  |                          |
| Common Stock: 66,000      |  |  | Common Stock: 7,676       |      | Common Stock: 10,000      |  ||  |    FINANCIAL HORIZONS    |
| ------------  Shares      |--|--| ------------  Shares      |==||  | ------------  Shares      |--||==|    DISTRIBUTORS AGENCY   |
|                           |  |  |                           |  ||  |                           |  ||  |       OF OHIO, INC.      |
|               Cost        |  |  |               Cost        |  ||  |               Cost        |  ||  |                          |
|               ----        |  |  |               ----        |  ||  |               ----        |  ||  |                          |
| NW Life -100% $58,070,003 |  |  | NW Life -100% $5,996,261  |  ||  | NFIDAI -100% $100         |  ||  |                          |
-----------------------------  |  -----------------------------  ||  -----------------------------  ||  ----------------------------
                               |                                 ||                                 ||
-----------------------------  |  -----------------------------  ||  -----------------------------  ||  ----------------------------
|         NWE, INC.         |  |  |        NATIONWIDE         |  ||  |    LANDMARK FINANCIAL     |  ||  |                          |
|                           |  |  |  INVESTORS SERVICES, INC. |  ||  |        SERVICES OF        |  ||  |                          |
|                           |  |  |                           |  ||  |       NEW YORK, INC.      |  ||  |                          |
| Common Stock: 100         |  |  | Common Stock: 5 Shares    |  ||  | Common Stock: 10,000      |  ||  |    FINANCIAL HORIZONS    |
| ------------  Shares      |--|  | ------------              |--||  | ------------  Shares      |--||==|    DISTRIBUTORS AGENCY   |
|                           |  |  |                           |  ||  |                           |  ||  |     OF OKLAHOMA, INC.    |
|               Cost        |  |  |                     Cost  |  ||  |               Cost        |  ||  |                          |
|               ----        |  |  |                     ----  |  ||  |               ----        |  ||  |                          |
| NW Life -100% $35,971,375 |  |  | NW Adv. Serv. -100% $5,000|  ||  | NFIDAI -100% $10,100      |  ||  |                          |
-----------------------------  |  -----------------------------  ||  -----------------------------  ||  ----------------------------
                               |                                 ||                                 ||
-----------------------------  |  -----------------------------  ||  -----------------------------  ||  ----------------------------
|   NATIONWIDE INVESTMENT   |  |  |    FINANCIAL HORIZONS     |  ||  |     FINANCIAL HORIZONS    |  ||  |                          |
|   SERVICES CORPORATION    |  |  |     INVESTMENT TRUST      |  ||  |      SECURITIES CORP.     |  ||  |                          |
|                           |  |  |                           |  ||  |                           |  ||  |                          |
| Common Stock: 5,000       |  |  |                           |  ||  | Common Stock: 10,000      |  ||  |    FINANCIAL HORIZONS    |
| ------------  Shares      |--|  |                           |==||  | ------------  Shares      |--||==|    DISTRIBUTORS AGENCY   |
|                           |  |  |                           |  ||  |                           |  ||  |       OF TEXAS, INC.     |
|               Cost        |  |  |                           |  ||  |               Cost        |  ||  |                          |
|               ----        |  |  |                           |  ||  |               ----        |  ||  |                          |
| NW Life -100% $529,728    |  |  |      COMMON LAW TRUST     |  ||  | NFIDAI -100% $153,000     |  ||  |                          |
-----------------------------  |  -----------------------------  ||  -----------------------------  ||  ----------------------------
                               |                                 ||                                 ||
-----------------------------  |  -----------------------------  ||  -----------------------------  ||  ----------------------------
|     NATIONWIDE REALTY     |  |  |         NATIONWIDE        |  ||  |   AFFILIATE AGENCY, INC.  |  ||  |                          |
|      INVESTORS, LTD.      |  |  |         INVESTING         |  ||  |                           |  ||  |                          |
|                           |  |  |         FOUNDATION        |  ||  |                           |  ||  |                          |
| Units:                    |  |  |                           |  ||  | Common Stock: 100         |  ||  |          AFFILIATE       |
| ------                    |..|  |                           |==||  | ------------  Shares      |--||==|          AGENCY OF       |
|                           |  |  |                           |  ||  |                           |      |          OHIO, INC.      |
|                           |  |  |                           |  ||  |               Cost        |      |                          |
| NW Life -90%              |  |  |                           |  ||  |               ----        |      |                          |
| NW Mutual-10%             |  |  |      COMMON LAW TRUST     |  ||  | NFIDAI -100% $100         |      |                          |
-----------------------------  |  -----------------------------  ||  -----------------------------      ----------------------------
                               |                                 ||
-----------------------------  |  -----------------------------  ||  -----------------------------
|        NATIONWIDE         |  |  |         NATIONWIDE        |  ||  |        NATIONWIDE         |
|       PROPERTIES, LTD.    |  |  |          INVESTING        |  ||  |         INVESTING         |
|                           |  |  |        FOUNDATION II      |  ||  |       FOUNDATION III      |
| Units:                    |..|  |                           |  ||  |                           |
| ------                    |     |                           |==||==|                           |
|                           |     |                           |  ||  |                           |
|                           |     |                           |  ||  |                           |      ----------------------
| NW Life -97.6%            |     |                           |  ||  |                           |      |  MORLEY RESEARCH   |
| NW Mutual -2.4%           |     |      COMMON LAW TRUST     |  ||  |    OHIO BUSINESS TRUST    |      |  ASSOCIATES, LTD.  |
-----------------------------     -----------------------------  ||  -----------------------------      |                    |
                                                                 ||                                     |Common Stock: 1,000 |
                                  -----------------------------  ||  -----------------------------      |------------- Shares|------
                                  |         NATIONWIDE        |  ||  |         NATIONWIDE        |      |              Cost  |
                                  |      SEPARATE ACCOUNT     |  ||  |  ASSET ALLOCATION TRUST   |      |              ----  |
                                  |            TRUST          |  ||  |                           |      |Morley-100%   $1,000|
                                  |                           |  ||  |                           |      ----------------------
                                  |                           |==||==|                           |
                                  |                           |      |                           |
                                  |                           |      |                           |
                                  |                           |      |        MASSACHUSETTS      |
                                  |      COMMON LAW TRUST     |      |       BUSINESS TRUST      |
                                  -----------------------------      -----------------------------

                                                                                                                           (Center)
                                               NATIONWIDE INSURANCE ENTERPRISE (R)
--------------------------------------------------                                --------------------------------------------------
|               NATIONWIDE MUTUAL                |                                |                NATIONWIDE MUTUAL               |
|               INSURANCE COMPANY                |================================|            FIRE INSURANCE COMPANY              |
|                  (CASUALTY)                    |                   |            |                    (FIRE)                      |
--------------------------------------------------                   |            --------------------------------------------------
                                                                     |
                                                  -----------------------------------------
                                                  |    NATIONWIDE CORPORATION (NW CORP)   |
                                                  |   Common Stock:           Control:    |
                                                  |   ------------            -------     |
                                                  |    13,642,432               100%      |
                                                  |              Shares      Cost         |
                                                  |             ------      ----          |
                                                  |Casualty     12,992,922   $751,352,485 |
                                                  |Fire            649,510     24,007,936 |
                                                  -------------------|---------------------
                                                                     |--------------------------------------------------------------
                                                      ---------------|-------------
                                                      |    NATIONWIDE FINANCIAL   |
                                                      |    SERVICES, INC. (NFS)   |
                                                      |                           |
                                                      |Common Stock:  Control:    |
                                                      |------------   -------     |
                                                      |                           |
                                                      |                           |
                                                      |Class A      Public--100%  |
                                                      |Class B      NW Corp--100% |
                                                      ---------------|-------------
                                                                     |
-----------------|-------------------------------|-------------------|--------------------------------|-----------------------------
                 |                               |                   |                                |
    -------------|---------------  --------------|--------------     |                 ---------------|-------------
    |     MORLEY FINANCIAL      |  | THE 401(k) COMPANIES, INC.|     |                 |   NATIONWIDE RETIREMENT   |
    |  SERVICES, INC. (MORLEY)  |  |        (401(k))           |     |                 |      SOLUTIONS, INC.      |
    |Common Stock:  82,343      |  |Common Stock:   Control:   |     |                 |Common Stock: 236,494      |
|---|-------------  Shares      |  |-------------   -------    |--|  |                 |------------- Shares       |
|   |                           |  |Class A         Other-100% |  |  |                 |                           |
|   |NFS-100%                   |  |Class B         NFS  -100% |  |  |                 |NRS-100%                   |
|   -----------------------------  -----------------------------  |  |                 ---------------|-------------
|                                                                 |  |                                |
|   -----------------------------  -----------------------------  |  | -----------------------------  |  ---------------------------
|   |         MORLEY &          |  |    401(k) INVESTMENT      |  |  | |   NATIONWIDE RETIREMENT   |  |  |  NATIONWIDE RETIREMENT  |
|   |     ASSOCIATES, INC.      |  |      SERVICES, INC.       |  |  | |    SOLUTIONS, INC. OF     |  |  |  SOLUTIONS, INC. OF NEW |
|   |                           |  |                           |  |  | |        ALABAMA            |  |  |         MEXICO          |
|   |Common Stock: 3,500        |  | Common Stock: 1,000,000   |  |  | | Common Stock: 10,000      |  |  | Common Stock: 1,000     |
|---|------------- Shares       |  | ------------- Shares      |--|  | | ------------- Shares      |--|--| ------------- Shares    |
|   |              Cost         |  |               Cost        |  |  | |               Cost        |  |  |             Cost        |
|   |              ----         |  |               ----        |  |  | |               ----        |  |  |             ----        |
|   |Morley-100%   $1,000       |  |401(k)-100%    $7,800      |  |  | |NRS-100%       $1,000      |  |  |NRS-100%     $1,000      |
|   -----------------------------  -----------------------------  |  | -----------------------------  |  ---------------------------
|                                                                 |  |                                |
|   -----------------------------  -----------------------------  |  | -----------------------------  |  ---------------------------
|   |       MORLEY CAPITAL      |  |    401(k) INVESTMENT      |  |  | |   NATIONWIDE RETIREMENT   |  |  | NATIONWIDE RETIREMENT   |
|   |         MANAGEMENT        |  |      ADVISORS, INC.       |  |  | |    SOLUTIONS, INC. OF     |  |  |  SOLUTIONS, INC. OF     |
|   |                           |  |                           |  |  | |         ARIZONA           |  |  |       SO. DAKOTA        |
|   |Common Stock: 500          |  |Common Stock: 1,000        |  |  | |Common Stock: 1,000        |  |  |Common Stock: 1,000      |
|---|------------- Shares       |  |------------- Shares       |--|  | |------------- Shares       |--|--|------------- Shares     |
|   |              Cost         |  |               Cost        |  |  | |               Cost        |  |  |             Cost        |
|   |              ----         |  |               ----        |  |  | |               ----        |  |  |             ----        |
|   |Morley-100%   $5,000       |  |401(k)-100%    $1,000      |  |  | |NRS-100%       $1,000      |  |  |NRS-100%     $1,000      |
|   -----------------------------  -----------------------------  |  | -----------------------------  |  ---------------------------
|                                                                 |  |                                |
|   -----------------------------  -----------------------------  |  | -----------------------------  |  ---------------------------
|   |        UNION BOND         |  |     401(k) ICOMPANY       |  |  | |  NATIONWIDE RETIREMENT    |  |  |  NATIONWIDE RETIREMENT  |
|   |      & TRUST COMPANY      |  |                           |  |  | |   SOLUTIONS, INC. OF      |  |  |   SOLUTIONS, INC. OF    |
|   |                           |  |                           |  |  | |         ARKANSAS          |  |  |         WYOMING         |
|   |Common Stock: 2,000        |  |Common Stock: 855,000      |  |  | |Common Stock: 50,000       |  |  |Common Stock: 500        |
|---|------------- Shares       |  |------------- Shares       |--|  | |------------- Shares       |--|--|------------- Shares     |
|   |              Cost         |  |              Cost         |     | |              Cost         |  |  |              Cost       |
|   |              ----         |  |              ----         |     | |              ----         |  |  |              ----       |
|   |Morley-100%   $50,000      |  |401(k)-100%   $1,000       |     | |NRS-100%      $500         |  |  |NRS-100%      $500       |
|   -----------------------------  -----------------------------     | -----------------------------  |  ---------------------------
|                                                                    |                                |
|   -----------------------------  -----------------------------     | -----------------------------  |  ---------------------------
|   |    PORTLAND INVESTMENT    |  |     NATIONWIDE TRUST      |     | |   NATIONWIDE RETIREMENT   |  |  |  NATIONWIDE RETIREMENT  |
|   |      SERVICES, INC.       |  |       COMPANY, FSB        |     | |  SOLUTIONS, INS. AGENCY,  |  |  |   SOLUTIONS, INC. OF    |
|   |                           |  |                           |     | |            INC.           |  |  |           OHIO          |
|   |Common Stock: 1,000        |  |Common Stock: 2,800,000    |     | |Common Stock: 1,000        |  |  |                         |
|---|------------- Shares       |  |------------- Shares       |-----| |------------- Shares       |--|==|                         |
|   |              Cost         |  |              Cost         |     | |              Cost         |  |  |                         |
|   |              ----         |  |              ----         |     | |              ----         |  |  |                         |
|   |Morley-100%   $25,000      |  |NFS-100%      $3,500,000   |     | |NRS -100%     $1,000       |  |  |                         |
|   -----------------------------  -----------------------------     | -----------------------------  |  ---------------------------
|                                                                    |                                |
|   -----------------------------  -----------------------------     | ----------------------------   |  ---------------------------
|   |     EXCALIBER FUNDING     |  |   NATIONWIDE FINANCIAL    |     | |   NATIONWIDE RETIREMENT   |  |  |  NATIONWIDE RETIREMENT  |
|   |       CORPORATION         |  | SERVICES CAPITAL TRUST II |     | |    SOLUTIONS, INC. OF     |  |  |   SOLUTIONS, INC. OF    |
|   |                           |  |                           |     | |         MONTANA           |  |  |        OKLAHOMA         |
|   |Common Stock: 1,000        |  |                           |     | |Common Stock: 500          |  |  |                         |
|---|------------- Shares       |  |                           |-----| |------------- Shares       |--|==|                         |
|   |              Cost         |  |                           |     | |              Cost         |  |  |                         |
|   |              ----         |  |                           |     | |              ----         |  |  |                         |
|   |Morley-100%   $1,000       |  |NFS-100%                   |     | |NRS-100%      $500         |  |  |                         |
|   -----------------------------  -----------------------------     | -----------------------------  |  ---------------------------
|                                                                    |                                |
|   -----------------------------  -----------------------------     | -----------------------------  |  ---------------------------
|   |     CALIBER FUNDING       |  |   NFS DISTRIBUTORS INC.   |     | |   NATIONWIDE RETIREMENT   |  |  |  NATIONWIDE RETIREMENT  |
|   |      CORPORATION          |  |                           |     | |    SOLUTIONS, INC. OF     |  |  |   SOLUTIONS, INC. OF    |
|   |                           |  |                           |     | |          NEVADA           |  |  |        TEXAS            |
|   |                           |  |                           |     | | Common Stock: 1,000       |  |  |                         |
|---|                           |  |                           |-----| | ------------- Shares      |--|==|                         |
    |                           |  |                           |       |               Cost        |     |                         |
    |                           |  |                           |       |               ----        |     |                         |
    |Morley-100%                |  |NFS-100%                   |       | NRS-100%      $1,000      |     |                         |
    -----------------------------  -----------------------------       -----------------------------     ---------------------------


                                                                                                                            (Right)
------------------------------------------------|--------------------|---------------------------------------|
                                                |                    |                                       |
                                                |     ---------------|----------------         --------------|----------------
                                                |     | EMPLOYERS LIFE INSURANCE CO. |         |      GATES MCDONALD         |
                                                |     |       OF WAUSAU (ELIOW)      |         |     & COMPANY (GATES)       |
                                                |     |                              |         |                             |
                                                |     |Common Stock:    250,000      |         |Common Stock:    254         |
                                                |  |--|-------------    Shares       |      |--|-------------    Shares      |
                                                |  |  |                              |      |  |                             |
                                                |  |  |                 Cost         |      |  |                 Cost        |
                                                |  |  |                 ----         |      |  |                 ----        |
                                                |  |  |NW CORP. -100%   $126,509,480 |      |  |NW CORP. -100%   $25,683,532 |
                                                |  |  --------------------------------      |  -------------------------------
------------                                    |  |                                        |
           |  --------------------------------  |  |  --------------------------------      |  --------------------------------
           |  |       NATIONWIDE TRUST       |  |  |  |       WAUSAU PREFERRED       |      |  |          HEALTHCARE          |
           |  |           COMPANY            |  |  |  |      HEALTH INSURANCE CO.    |      |  |          FIRST, INC.         |
           |  |                              |  |  |  |                              |      |  |                              |
           |  |Common Stock:    2,800,000    |  |  |  |Common Stock:    200          |      |  |                              |
           |--|-------------    Shares       |  |  |--|-------------    Shares       |      |--|                              |
           |  |                              |  |     |                              |      |  |                              |
           |  |                 Cost         |  |     |                 Cost         |      |  |                 Cost         |
           |  |                 ----         |  |     |                 ----         |      |  |                 ----         |
           |  |NFS-100%         $3,500,000   |  |     |ELIOW -100%      $57,413,193  |      |  |Gates-100%       $6,700,000   |
           |  --------------------------------  |     --------------------------------      |  --------------------------------
           |                                    |                                           |
           |  --------------------------------  |     --------------------------------      |  -------------------------------
           |  |     NATIONWIDE FINANCIAL     |  |     |       NATIONWIDE GLOBAL      |      |  |  GATES MCDONALD & COMPANY  |
           |  |    SERVICES (BERMUDA) INC.   |  |     |      HOLDINGS, INC. (NGH)    |      |  |      OF NEW YORK, INC.      |
           |  |                              |  |     |                              |      |  |                             |
           |  |Common Stock:    250,000      |  |     |Common Stock:    1            |      |  |Common Stock:   3            |
           |--|-------------    Shares       |  |-----|-------------    Share        |      |--|-------------   Shares       |
           |  |                              |  |     |                              |      |  |                             |
           |  |                 Cost         |  |     |                 Cost         |      |  |                 Cost        |
           |  |                 ----         |  |     |                 ----         |      |  |                 ----        |
           |  |NFS-100%         $3,500,000   |  |     |NW CORP.-100%    $7,000,000   |      |  |Gates-100%       $106,947    |
           |  --------------------------------  |     --------------------------------      |  -------------------------------
           |                                    |                    |                      |
           |  --------------------------------  |     --------------------------------      |  -------------------------------
           |  |     NATIONWIDE DEFERRED      |  |     |  NATIONWIDE GLOBAL HOLDINGS  |      |  |   GATES MCDONALD & COMPANY  |
           |  |      COMPENSATION, INC.      |  |     |     -HONG KONG, LIMITED      |      |  |         OF NEVADA           |
           |  |                              |  |     |                              |      |  |                             |
           |  |                              |  |     |Common Stock:    2            |      |  |Common Stock:    40          |
           |--|                              |  |     |-------------    Shares       |      |--|-------------    Shares      |
           |  |                              |  |     |                              |      |  |                             |
           |  |                              |  |     |                              |      |  |                 Cost        |
           |  |                              |  |     |                              |      |  |                 ----        |
           |  |NFS-100%                      |  |     |NGH-100%                      |      |  |Gates-100%       $93,750     |
           |  --------------------------------  |     --------------------------------      |  -------------------------------
           |                                    |                                           |
           |  --------------------------------  |     --------------------------------      |  -------------------------------
           |  |       IRVIN L. SCHWARTZ      |  |     |          NATIONWIDE          |      |  |      GATES McDONALD         |
           |  |      AND ASSOCIATES, INC.    |  |     |    HEALTH PLANS, INC. (NHP)  |      |  |     HEALTH PLUS, INC.       |
           |  |                              |  |     |                              |      |  |                             |
           |  |Common Stock:    Control      |  |     |Common Stock:    100          |      |  |Common Stock:    200         |
           |--|-------------    -------      |  |-----|-------------    Shares       |--|   |--|-------------    Shares      |
              |                              |  |     |                              |  |      |                             |
              |                              |  |     |                 Cost         |  |      |                 Cost        |
              |Class A          Other-100%   |  |     |                 ----         |  |      |                 ----        |
              |Class B          NFS  -100%   |  |     |NW CORP.-100%    $14,603,732  |  |      |Gates-100%       $2,000,000  |
              --------------------------------  |     --------------------------------  |      -------------------------------
                                                |                                       |
              --------------------------------  |     --------------------------------  |
              |     MRM INVESTMENTS, INC.    |  |     |    NATIONWIDE MANAGEMENT     |  |
              |                              |  |     |         SYSTEMS, INC.        |  |
              |                              |  |     |                              |  |
              |Common Stock:    1            |  |     |Common Stock:    100          |  |
              |-------------    Share        |--|     |-------------    Shares       |--|
              |                              |        |                              |  |
              |                 Cost         |        |                 Cost         |  |
              |                 ----         |        |                 ----         |  |
              |NW CORP.-100%    $7,000,000   |        |NHP Inc.-100%    $25,149      |  |
              --------------------------------        --------------------------------  |
                                                                                        |
                                                      --------------------------------  |
                                                      |          NATIONWIDE          |  |
                                                      |         AGENCY, INC.         |  |
                                                      |                              |  |
                                                      |Common Stock:    100          |  |
                                                      |------------     Shares       |--|
                                                      |                              |
                                                      |                 Cost         |
                                                      |                 ----         |
                                                      |NHP Inc.-99%     $116,077     |
                                                      --------------------------------

                                                                                Subsidiary Companies    --   Solid Line

                                                                                Contractual Association  --  Double Line

                                                                                Limited Liability Company -- Dotted Line



                                                                                                         December 31, 1998

                                                                                                                    Page 2

Item 31.      NUMBER OF CONTRACT OWNERS


              The number of contract Owners of Qualified and Non-Qualified Contracts as of April 20, 1999, was 5 and 1, respectively.


Item 32.      INDEMNIFICATION

              Provision is made in Nationwide's Amended Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable

Item 33.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

              Not Applicable.

Item 34.      PRINCIPAL UNDERWRITER

              Not Applicable.

Item 35.      LOCATION OF ACCOUNTS AND RECORDS

              John Davis
              Nationwide Life Insurance Company
              One Nationwide Plaza
              Columbus, OH  43215

Item 36.      MANAGEMENT SERVICES

              Not Applicable

Item 37.      UNDERTAKINGS

              The Registrant hereby undertakes to:

              (a) File a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

              (b) Include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

              (c) Deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

              (d) Represent that the fees and charges deducted under the Contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Nationwide.


                                    75 of 78

                                   OFFERED BY

                                   NATIONWIDE
                                   LIFE  INSURANCE COMPANY

                                   Group Common Stock
                                   Variable Annuity Contracts



                                   Separate Account No. 1
                                            PROSPECTUS

                                            MAY 1, 1999




                                    76 of 78

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors of Nationwide Life Insurance Company and
Contract Owners of Nationwide Life Insurance Company Separate Account No. 1:

The audits referred to in our report on Nationwide Life Insurance Company (the Company) dated January 29, 1999, included the related financial statement schedules as of December 31, 1998 and for each of the years in the three-year period ended December 31, 1998, included in the registration statement. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.


The audits referred to in our report on Nationwide Life Insurance Company Separate Account No. 1 dated May 12, 1999, included the related condensed financial information as of December 31 1998, and for each of the years in the five-year period ended December 31, 1998, included in the registration statement. The condensed financial information is the responsibility of the Company's management. Our responsibility is to express an opinion on the condensed financial information based on our audits. In our opinion, such condensed financial information when considered in relation to the basic financial statements takes as a whole, present fairly in all material respects the information as set forth therein.


We consent to the use of our reports included herein and to the reference to our firm under the heading "Investment Advisory and Other Services" in the Statement of Additional Information.

                                                                        KPMG LLP

Columbus, Ohio

April 27, 1999



                                    77 of 78

                                   SIGNATURES


As required by the Securities Act of 1933, the Registrant, SEPARATE ACCOUNT NO. 1, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment and has caused this Post-Effective Amendment to be signed on its behalf in the City of Columbus, and State of Ohio, on this 27th day of April, 1999.

                                      SEPARATE ACCOUNT NO. 1
                        ------------------------------------------------
                                         (Registrant)

                                NATIONWIDE LIFE INSURANCE COMPANY
                        ------------------------------------------------
                                      (Insurance Company)


                                       By/s/JOSEPH P. RATH
                        ------------------------------------------------
                                        Joseph P. Rath
                         Vice President- Product and Market Compliance


As required by the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons in the capacities indicated on the 27th day of April, 1999.

       SIGNATURE                                                    TITLE
LEWIS J. ALPHIN                                                    Director
-------------------------------------------------
Lewis J. Alphin

A. I. BELL                                                         Director
-------------------------------------------------
A. I. Bell

KENNETH D. DAVIS                                                   Director
-------------------------------------------------
Kenneth D. Davis

KEITH W. ECKEL                                                     Director
-------------------------------------------------
Keith W. Eckel

WILLARD J. ENGEL                                                   Director
-------------------------------------------------
Willard J. Engel

FRED C. FINNEY                                                     Director
-------------------------------------------------
Fred C. Finney

JOSEPH J. GASPER                                                 President and Chief
-------------------------------------------------          Operating Office and Director
Joseph J. Gasper

DIMON R. McFERSON                                        Chairman and Chief Executive Officer
-------------------------------------------------                and Director
Dimon R. McFerson

DAVID O. MILLER                                       Chairman of the Board and Director
-------------------------------------------------
David O. Miller
YVONNE L. MONTGOMERY                                               Director
-------------------------------------------------
Yvonne L. Montgomery

ROBERT A. OAKLEY                                         Executive Vice President- and
-------------------------------------------------           Chief Financial Officer
Robert A. Oakley

RALPH M. PAIGE                                                     Director
-------------------------------------------------
Ralph M. Paige

JAMES F. PATTERSON                                                 Director                      By/s/JOSEPH P. RATH
-------------------------------------------------                                            ----------------------------
James F. Patterson                                                                                 Joseph P. Rath
                                                                                                   Attorney-in-Fact
ARDEN L. SHISLER                                                   Director
-------------------------------------------------
Arden L. Shisler

ROBERT L. STEWART                                                  Director
-------------------------------------------------
Robert L. Stewart

NANCY C. THOMAS                                                    Director
-------------------------------------------------
Nancy C. Thomas




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